JUNE 30, 2008

RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

DOMESTIC EQUITY FUNDS

MULTI-CAP CORE EQUITY FUND

SECTOR ROTATION FUND

ALTERNATIVE INVESTMENT FUNDS

ABSOLUTE RETURN STRATEGIES FUND

ALTERNATIVE STRATEGIES ALLOCATION FUND

COMMODITIES STRATEGY FUND

HEDGED EQUITY FUND

INTERNATIONAL ROTATION FUND

REAL ESTATE FUND

STRENGTHENING DOLLAR 2x STRATEGY FUND

WEAKENING DOLLAR 2x STRATEGY FUND

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TABLE OF CONTENTS

LETTER TO OUR SHAREHOLDERS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

2

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

3

ABOUT SHAREHOLDERS’ FUND EXPENSES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

4

FUND PROFILES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

6

SCHEDULES OF INVESTMENTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

11

STATEMENTS OF ASSETS AND LIABILITIES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

42

STATEMENTS OF OPERATIONS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

44

STATEMENTS OF CHANGES IN NET ASSETS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

46

FINANCIAL HIGHLIGHTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

50

NOTES TO FINANCIAL STATEMENTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

52

OTHER INFORMATION

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

61

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

62

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

1

LETTER TO OUR SHAREHOLDERS

DEAR SHAREHOLDER:

The defining events of the first half of 2008 were the absolute explosion in energy and commodity prices and the meltdown in stocks late in the second quarter as the third leg of the financial crisis unfolded. In this environment, the key to investment performance was exposure to natural resources, particularly energy; to the companies that produced, processed or delivered natural resources; and the avoidance of virtually all other forms of equity risk. All of the major indices recorded losses as evidenced by the 13.4% decline in the

Dow Jones IndustrialSM Average and the 11.9% decline in the S&P 500® Index.

As oil climbed relentlessly, stock prices assumed an inverse relationship to the energy markets. The fallout from rampaging energy prices impacted economies and markets across the globe and was a major driver of financial asset prices.

Recession risks in the developed world increased as economic growth slowed to a crawl and inflation reared its ugly head. The rise in energy prices put central banks across the globe on inflation watch and a coordinated tightening cycle began to unfold even as growth slowed. No fewer than 24 central banks,

including all of the BRIC nations, increased rates in the first half of the year.

Fear replaced optimism as the dominant emotion driving market behavior and risk was shunned. For equity investors, a perfect storm of high and rising energy costs, recession fears, inflation and tightening monetary policy eclipsed the facts that the non-financial corporate sector is in robust health, interest rates remain low and there is a massive pile of cash waiting on the sidelines.

With a wave of negativism hitting financial markets, pockets of strength were few and far between. Energy stocks rallied hard on skyrocketing oil prices and materials stocks did well—by not going down—due to their alignment with the global growth wave and the associated boom in exports. Reasons for optimism were hard to come by, but we think it is noteworthy that existing home sales have shown signs of a bottom, the dollar stabilized, and despite the global pullback in stock prices, economic growth in the developing markets continued to power ahead.

Looking forward, we think confidence will slowly return to the global financial sector as it has been doing,

albeit fitfully, since early spring. Any rebound in financial share prices will ultimately pull the broader market averages higher as we have seen repeatedly since the unfolding of the financial crisis over a year ago. Until that happens, large-cap stocks and growth stocks seem like the better play rather than small-cap and value stocks even though small-caps outperformed—again by going down less—toward the end of the second quarter. The Russell 2000® Index of small-cap stocks declined a comparatively modest 9.4% in the first half of the year.

With inflation becoming more of a concern and the Fed more vigilant about the dangers of rising prices,

the pressure on interest rates will continue to be to the upside—even as growth slows. The explosion in commodities exhibits the characteristics of a mania: panic buying and prices racing ahead of underlying demand. Although signs of falling demand for energy in the developed world are unmistakable, the price of a barrel of crude oil rose an eye-popping 45% in the first half of the year, blasting through the $100/bbl mark and hitting $140/bbl by the end of June.

There is no question that the emergence of a global tightening cycle, plummeting consumer confidence and

$140/bbl oil has increased the chances of an outright recession in the U.S. Although risks are higher, the most likely scenario as we move into the second half of the year is a continuation of the no-recession/no-recovery economy as exports and the remnants of the one-time boost from tax rebate checks support growth in the short run.

There are still reasons to be cautious. The all-important financial sector is going through the painful process of rebuilding its balance sheets and central banks are tightening at the exact time growth is slowing, both of which are ultimately attributable to high energy costs. With that said, there are emerging pockets of strength and we are mindful that investment success often comes at the point of maximum negativism.

We appreciate the trust you have placed in our firm’s quality and integrity by investing with us.

Sincerely,

David C. Reilly, CFA

Director of Portfolio Strategy

2

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Rydex Funds described in this report are benchmarked daily to leveraged or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150%

of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a

6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value

(“NAV”) increases from $10.00 to $10.90 for a gain of 9.0%–in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls

9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

Index

Index

Fund

Fund

Fund

Level

Performance

Expectation

NAV

Performance

Assessment

Start

100

$10.00

Day 1

106

6.0%

9.0%

$10.90

9.0%

In line

Day 2

99

-6.6%

-9.9%

$

9.82

-9.9%

In line

Cumulative

-1.0%

-1.5%

—

-1.8%

-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

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3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions;

redemption fees; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning December 31, 2007 and ending June 30, 2008.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with

$1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and

Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5%

return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Note that the expenses shown in the table are meant to highlight and help compare ongoing costs only and do not reflect any transactional costs which may be incurred by a Fund.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

4

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

Beginning

Ending

Expenses

Expense

Account Value

Account Value

Paid During

Ratio†

December 31, 2007

June 30, 2008

Period*

Table 1. Based on actual Fund return

Multi-Cap Core Equity Fund

1.16%

$1,000.00

$

896.10

$

5.47

Sector Rotation Fund

1.63%

1,000.00

923.68

7.80

Absolute Return Strategies Fund

1.79%

1,000.00

978.42

8.81

Alternative Strategies Allocation Fund**

—

1,000.00

1,022.80

—

Commodities Strategy Fund

1.47%

1,000.00

1,392.77

8.75

Hedged Equity Fund

2.11%

1,000.00

939.31

10.17

International Rotation Fund**

1.60%

1,000.00

985.20

7.90

Real Estate Fund

1.59%

1,000.00

927.22

7.62

Strengthening Dollar 2x Strategy Fund

1.62%

1,000.00

1,122.73

8.55

Weakening Dollar 2x Strategy Fund

1.63%

1,000.00

875.81

7.60

Table 2. Based on hypothetical 5% return

Multi-Cap Core Equity Fund

1.16%

1,000.00

1,019.10

5.82

Sector Rotation Fund

1.63%

1,000.00

1,016.76

8.17

Absolute Return Strategies Fund

1.79%

1,000.00

1,015.96

8.97

Alternative Strategies Allocation Fund**

—

1,000.00

1,024.86

—

Commodities Strategy Fund

1.47%

1,000.00

1,017.55

7.37

Hedged Equity Fund

2.11%

1,000.00

1,014.37

10.57

International Rotation Fund**

1.60%

1,000.00

1,016.91

8.02

Real Estate Fund

1.59%

1,000.00

1,016.96

7.97

Strengthening Dollar 2x Strategy Fund

1.62%

1,000.00

1,016.81

8.12

Weakening Dollar 2x Strategy Fund

1.63%

1,000.00

1,016.76

8.17

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366. Expenses shown do not include fees charged by insurance companies.

** Since the commencement of operations:

March 27, 2008 — International Rotation Fund;

May 1, 2008 — Alternative Strategies Allocation Fund.

† This ratio represents annualized Total Expenses, which include dividend expense from securities sold short. Excluding short dividend expense,

the operating expense ratio would be 0.65% and 0.93% lower for Absolute Return Strategies Fund and Hedged Equity Fund, respectively.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

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5

FUND PROFILES (Unaudited)

MULTI-CAP CORE EQUITY FUND

OBJECTIVE:

Seeks long-term capital appreciation.

Inception: November 29, 2005

Holdings Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Equity Index

Exxon Mobil Corp.

1.5%

Futures Contracts

Chevron Corp.

1.1%

100%

Apple, Inc.

0.8%

Materials

Consumer Staples

General Electric Co.

0.8%

80%

Consumer Discretionary

International Business

Health Care

Machines Corp.

0.8%

60%

Intel Corp.

0.7%

Industrials

Hewlett-Packard Co.

0.7%

Energy

Wal-Mart Stores, Inc.

0.6%

40%

Microsoft Corp.

0.6%

Financials

Hess Corp.

0.6%

20%

Information Technology

Top Ten Total

8.2%

Other

0%

“Ten Largest Holdings” exclude any

Multi-Cap Core Equity Fund

temporary cash or derivative investments.

“Holdings Diversification (Market Exposure as % of Net Assets)”

excludes any temporary cash investments.

SECTOR ROTATION FUND

OBJECTIVE:

Seeks long-term capital appreciation.

Inception: May 1, 2002

Holdings Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Fluor Corp.

3.0%

100%

Exxon Mobil Corp.

2.4%

Materials

Foster Wheeler Ltd.

2.3%

Utilities

80%

Transocean, Inc.

2.2%

Jacobs Engineering Group, Inc.

2.1%

Halliburton Co.

1.9%

60%

Quanta Services, Inc.

1.9%

Energy

ABB Ltd. — SP ADR

1.8%

40%

Weatherford International Ltd.

1.7%

BP PLC — SP ADR

1.7%

20%

Industrials

Top Ten Total

21.0%

“Ten Largest Holdings” exclude any

0%

Sector Rotation Fund

temporary cash or derivative investments.

“Holdings Diversification (Market Exposure as % of Net Assets)”

excludes any temporary cash investments.

6

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

Consumer Discretionary
Consumer Staples
Energy
Financials
Health Care
Industrials
Information Technology
Materials
Telecommunication Services
Utilities
Exchange Traded Funds
Index Futures Contracts
Foreign Currency Futures Contracts

FUND PROFILES (Unaudited) (continued)

ABSOLUTE RETURN STRATEGIES FUND

OBJECTIVE:

To provide capital appreciation consistent with the return and risk characteristics of the hedge fund universe. The secondary objective is to achieve these returns with low correlation to and less volatility than equity indices.

Inception: November 29, 2005

Holdings Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

iShares S&P GSCI Commodity

70%

Indexed Trust

3.8%

iShares MSCI Emerging

60%

50%

Markets Index Fund

2.4%

40%

30%

Eaton Vance Tax-Managed

20%

Buy-Write Income Fund

0.4%

10%

Eaton Vance Tax-Managed

0%

Buy-Write Opportunities Fund

0.4%

-10%

Nuveen Equity Premium

-20%

and Growth Fund

0.4%

Nuveen Equity Premium

Opportunity Fund

0.4%

Nuveen Core Equity Alpha Fund

0.4%

First Trust Enhanced Equity

Absolute Return Strategies Fund

Absolute Return Strategies Fund

Long Holdings

Short Holdings

Income Fund, Inc.

0.3%

Liberty All Star Equity Fund

0.3%

HLTH Corp.

0.3%

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any

Top Ten Total

9.1%

temporary cash investments.

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

ALTERNATIVE STRATEGIES ALLOCATION FUND

OBJECTIVE:

To deliver a return that has a low correlation to the returns of traditional stock and bond asset classes as well as provide capital appreciation.

Inception: May 1, 2008

Industry Diversification (Market Exposure as % of Net Assets)

Holdings (% of Total Net Assets)

Rydex Series Funds — Managed

100%

Futures Strategy Fund —

Currency Exchange Traded Fund

Class H

44.8%

80%

Rydex Variable

Trust - Real

PowerShares DB G10

Rydex Variable

Estate Fund

Currency Harvest Fund

15.5%

Trust -

60%

Rydex Variable Trust —

Absolute Return

Strategies Fund

Rydex Variable Trust -

Commodities Strategy Fund

13.3%

Commodities Strategy Fund

Rydex Variable Trust — Absolute

40%

Return Strategies Fund

11.3%

Rydex Series Funds -

Rydex Variable Trust — Real

Managed Futures

20%

Strategy Fund - Class H

Estate Fund

8.4%

Grand Total

93.3%

0%

Alternative Strategies Allocation Fund

“Holdings” exclude any temporary cash

or derivative investments.

“Industry Diversification (Market Exposure as % of Net Assets)”

excludes any temporary cash investments.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

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7

Consumer Discretionary
Consumer Staples
Energy
Financials
Health Care
Industrials
Information Technology
Materials
Telecommunication Services
Utilities
Exchange Traded Funds
Index Futures Contracts

FUND PROFILES (Unaudited) (continued)

COMMODITIES STRATEGY FUND

OBJECTIVE:

Seeks to provide investment results that correlate to the performance of a benchmark for commodities. The Fund’s current benchmark is the S&P Goldman Sachs Commodity Index (“GSCI™”).

Inception: September 30, 2005

Holdings Diversification (Market Exposure as % of Net Assets)

100%

Industrial Metals

The Fund invests principally in exchange

Agricultural

traded funds and in derivative instru-

ments such as structured notes, futures

80%

contracts, and options on index futures.

60%

S&P GSCI

Total Return

Structured Notes

Energy

40%

20%

Exchange

Traded Fund

Other

0%

Commodities

S&P GSCI

Strategy Fund

Total Return Index

“Holdings Diversification (Market Exposure as % of Net Assets)”

excludes any temporary cash investments.

HEDGED EQUITY FUND

OBJECTIVE:

To provide capital appreciation consistent with the return and risk characteristics of the long/short hedge fund universe. The secondary objective is to achieve these returns with low correlation to and less volatility than equity indices.

Inception: November 29, 2005

Holdings Diversification (Market Exposure as % of Net Assets)

90%

Ten Largest Holdings (% of Total Net Assets)

80%

iShares MSCI Emerging

70%

60%

Markets Index Fund

5.6%

50%

Thermo Fisher Scientific, Inc.

0.6%

40%

National-Oilwell Varco, Inc.

0.5%

30%

20%

Eaton Vance Tax-Managed

10%

Buy-Write Income Fund

0.5%

0%

Eaton Vance Tax-Managed

-10%

Buy-Write Opportunities Fund

0.4%

Verizon Communications, Inc.

0.4%

Baxter International, Inc.

0.4%

Herbalife Ltd.

0.4%

Nuveen Equity Premium

and Growth Fund

0.4%

Hedged Equity Fund Long Holdings

Hedged Equity Fund Short Holdings

Nuveen Equity Premium

Opportunity Fund

0.4%

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any

Top Ten Total

9.6%

temporary cash investments.

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

8

8

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

FUND PROFILES (Unaudited) (continued)

INTERNATIONAL ROTATION FUND

OBJECTIVE:

Seeks long-term capital appreciation.

Inception: March 27, 2008

Holdings Diversification (Market Exposure as % of Net Assets)

100%

The Fund invests principally in exchange

Australia

Exchange

traded funds and derivative instru-

North America

Traded Funds

ments such as swap agreements, futures

80%

contracts and options on currencies.

Asia

60%

North America

40%

Asia

Europe

20%

Europe

Other

0%

International

MSCI World

Rotation Fund

Ex USA Index

“Holdings Diversification (Market Exposure as % of Net Assets)”

excludes any temporary cash investments.

REAL ESTATE FUND

OBJECTIVE:

Seeks to provide capital appreciation by investing in companies that are involved in the real estate industry including real estate investment trusts (“REITs”).

Inception: October 1, 2001

Holdings Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

100%

Brookfield Asset Management, Inc. —

Mortgage REITs

Class A

3.3%

Industrial REITs

Diversified REITs

Real Estate

Simon Property Group, Inc.

3.0%

80%

Management &

Vornado Realty Trust

2.5%

Development

Residential REITs

ProLogis

2.4%

60%

Public Storage

2.4%

Office REITs

Boston Properties, Inc.

2.2%

40%

Equity Residential

2.1%

Retail REITs

General Growth Properties, Inc.

2.0%

20%

KIMCO Realty Corp.

1.9%

Specialized REITs

Plum Creek Timber Co., Inc.

1.9%

Top Ten Total

23.7%

0%

Real Estate Fund

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

“Industry Diversification (Market Exposure as % of Net Assets)”

excludes any temporary cash investments.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

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9

FUND PROFILES (Unaudited) (concluded)

STRENGTHENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: To provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the U.S. Dollar Index.

Inception: September 30, 2005

Holdings Diversification (Market Exposure as % of Net Assets)

The Fund invests principally in derivative

200%

instruments such as currency index swap

agreements, futures contracts, and

options on index futures.

150%

Currency Index

100%

Swap Agreements

British Pound

Canadian Dollar

Japanese Yen

50%

Currency

Index

Euro

Futures

Agreements

Other

0%

Strengthening Dollar

U.S. Dollar Index

2x Strategy Fund

“Holdings Diversification (Market Exposure as % of Net Assets)”

excludes any temporary cash investments.

WEAKENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: To provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse performance of the U.S. Dollar Index.

Inception: September 30, 2005

Holdings Diversification (Market Exposure as % of Net Assets)

100%

Canadian Dollar

The Fund invests principally in derivative

instruments such as currency index swap

British Pound

Japanese Yen

agreements, futures contracts, and

50%

Euro

options on index futures.

Other

0%

Currency Index

Futures Contracts

-50%

Sold Short

-100%

Currency Index

Swap Agreements

-150%

Sold Short

-200%

Weakening Dollar

U.S. Dollar Index

2x Strategy Fund

“Holdings Diversification (Market Exposure as % of Net Assets)”

excludes any temporary cash investments.

10

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

MULTI-CAP CORE EQUITY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 96.8%

Synopsys, Inc.*

160

$

3,826

Quality Systems, Inc.

110

3,221

INFORMATION TECHNOLOGY 16.5%

Ciena Corp.*†

130

3,012

Apple, Inc.*

120

$

20,093

Sigma Designs, Inc.*†

180

2,500

International Business

Affiliated Computer

Machines Corp.

160

18,965

Services, Inc. — Class A*

40

2,140

Intel Corp.

800

17,184

Scansource, Inc.*

70

1,873

Hewlett-Packard Co.

370

16,358

CACI International, Inc. —

Microsoft Corp.

530

14,580

Class A*

30

1,373

Qualcomm, Inc.

300

13,311

TTM Technologies, Inc.*

80

1,057

Google, Inc. — Class A*

20

10,528

Harris Corp.

20

1,010

Jabil Circuit, Inc.

610

10,010

MEMC Electronic

Electronic Data Systems Corp.

390

9,610

Materials, Inc.*

10

615

Multi-Fineline Electronix, Inc.*

340

9,408

Total Information Technology

413,309

Accenture Ltd. — Class A

230

9,366

FINANCIALS 13.6%

Texas Instruments, Inc.

330

9,293

AFLAC, Inc.

140

8,792

Activision, Inc.*

270

9,199

Assurant, Inc.

130

8,575

Corning, Inc.

390

8,989

Loews Corp.

180

8,442

Computer Sciences Corp.*†

180

8,431

Wells Fargo & Co.

340

8,075

CA, Inc.

360

8,312

Hudson City Bancorp, Inc.

480

8,006

Western Digital Corp.*

240

8,287

MetLife, Inc.

150

7,915

Adobe Systems, Inc.*

210

8,272

Knight Capital Group, Inc. —

Seagate Technology

430

8,226

Class A*

440

7,911

Skyworks Solutions, Inc.*

830

8,192

Chubb Corp.

160

7,842

Symantec Corp.*

400

7,740

Charles Schwab Corp.

380

7,805

Mantech International Corp. —

Annaly Capital

Class A*

160

7,699

Management, Inc.

490

7,600

Brocade Communications

Platinum Underwriters

Systems, Inc.*

930

7,663

Holdings Ltd.†

220

7,174

Oracle Corp.*

360

7,560

IPC Holdings Ltd.

270

7,168

Automatic Data Processing, Inc.

180

7,542

National Retail Properties, Inc.

340

7,106

CommScope, Inc.*†

140

7,388

NTR Acquisition Co.*

720

6,970

Avnet, Inc.*

270

7,366

Entertainment Properties Trust

140

6,922

Cisco Systems, Inc.*

310

7,211

Safety Insurance Group, Inc.

190

6,773

JDS Uniphase Corp.*

620

7,043

Wachovia Corp.†

430

6,678

NAVTEQ Corp.*

90

6,930

Raymond James Financial, Inc.

250

6,597

Plantronics, Inc.

310

6,919

First Industrial Realty Trust, Inc.†

240

6,593

Imergent, Inc.†

580

6,867

Axis Capital Holdings Ltd.

220

6,558

Tech Data Corp.*†

200

6,778

Lexington Realty Trust

480

6,542

Interwoven, Inc.*

550

6,605

Mack-Cali Realty Corp.

190

6,492

Intersil Corp. — Class A

270

6,566

Capital One Financial Corp.

170

6,462

Amkor Technology, Inc.*†

610

6,350

Liberty Property Trust

190

6,298

Zoran Corp.*

510

5,967

Transatlantic Holdings, Inc.

110

6,212

Integrated Device

Hercules Technology Growth

Technology, Inc.*

590

5,865

Capital, Inc.

690

6,162

InfoSpace, Inc.

660

5,498

NYSE Euronext

120

6,079

Micros Systems, Inc.*

180

5,488

NorthStar Realty Finance Corp.†

720

5,990

OmniVision Technologies, Inc.*†

440

5,320

National City Corp.

1,250

5,962

Perot Systems Corp. —

Prospect Capital Corp.

450

5,931

Class A*†

350

5,253

Old Republic International Corp.

500

5,920

Brightpoint, Inc.*

700

5,110

BOK Financial Corp.

110

5,879

EMS Technologies, Inc.*

210

4,586

JPMorgan Chase & Co.

170

5,833

Methode Electronics, Inc. —

Agree Realty Corp.

260

5,733

Class A

430

4,494

BB&T Corp.

250

5,692

Ingram Micro, Inc. — Class A*

240

4,260

Hospitality Properties Trust

230

5,626

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

11

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2008

MULTI-CAP CORE EQUITY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

Getty Realty Corp.

390

$

5,620

Halliburton Co.

170

$

9,022

Washington Federal, Inc.

310

5,611

Forest Oil Corp.*

120

8,940

Guaranty Financial Group, Inc.*

1,040

5,585

Plains Exploration &

Oriental Financial Group

360

5,134

Production Co.*

120

8,756

FelCor Lodging Trust, Inc.†

470

4,935

Swift Energy Co.*

130

8,588

Ameriprise Financial, Inc.

120

4,880

Pride International, Inc.*

180

8,512

Renasant Corp.

300

4,419

Unit Corp.*

100

8,297

Bank of America Corp.

180

4,297

Rosetta Resources, Inc.*

290

8,265

National Financial

Valero Energy Corp.

190

7,824

Partners Corp.

210

4,162

Superior Energy Services*

140

7,720

Hersha Hospitality Trust

550

4,153

Cimarex Energy Co.

110

7,664

Fifth Third Bancorp†

380

3,868

PHI, Inc.*

190

7,632

Washington Mutual, Inc.†

750

3,698

Crosstex Energy, Inc.

220

7,625

Bank of New York Mellon Corp.

90

3,405

W&T Offshore, Inc.

130

7,606

DiamondRock Hospitality Co.

300

3,267

ConocoPhillips

80

7,551

Park National Corp.

60

3,234

Sunoco, Inc.

180

7,324

Citigroup, Inc.

190

3,184

SEACOR Holdings, Inc.*

80

7,161

Genworth Financial,

Bois d’Arc Energy, Inc.*

280

6,807

Inc. — Class A

170

3,028

Schlumberger Ltd.

50

5,372

Ventas, Inc.†

70

2,980

Whiting Petroleum Corp.*

50

5,304

Associated Estates Realty Corp.

270

2,892

Devon Energy Corp.

10

1,202

Patriot Capital Funding, Inc.

450

2,813

Tesoro Corp.

50

989

Camden Property Trust

50

2,213

National-Oilwell Varco, Inc.*

10

887

Allied Capital Corp.

150

2,084

FMC Technologies, Inc.*

10

769

East-West Bancorp, Inc.

250

1,765

Total Energy

336,705

Advanta Corp.

240

1,510

INDUSTRIALS 12.5%

State Street Corp.

20

1,280

General Electric Co.

740

19,751

American International

Union Pacific Corp.

140

10,570

Group, Inc.

40

1,058

Emerson Electric Co.

190

9,395

iStar Financial, Inc.†

70

925

Eaton Corp.

110

9,347

Independent Bank Corp.†

230

920

Fluor Corp.

50

9,304

Fidelity National Financial,

Cummins, Inc.

140

9,173

Inc. — Class A†

40

504

Honeywell International, Inc.

180

9,050

Senior Housing Properties Trust

20

391

Burlington Northern

E*Trade Financial Corp.*†

100

314

Santa Fe Corp.

90

8,990

Resource America, Inc. —

Lockheed Martin Corp.

90

8,879

Class A

20

186

Parker Hannifin Corp.

120

8,558

CompuCredit Corp.*

30

180

Superior Essex, Inc.*

190

8,480

Imperial Capital Bancorp, Inc.

10

57

EMCOR Group, Inc.*

290

8,274

Total Financials

340,867

Northrop Grumman Corp.

120

8,028

ENERGY 13.5%

SPX Corp.

60

7,904

Exxon Mobil Corp.

420

37,015

Raytheon Co.

140

7,879

Chevron Corp.

270

26,765

Pacer International, Inc.

360

7,744

Hess Corp.

110

13,881

Acuity Brands, Inc.

160

7,693

Occidental Petroleum Corp.

150

13,479

Regal-Beloit Corp.

170

7,182

Williams Companies, Inc.

300

12,093

MPS Group, Inc.*

670

7,122

Massey Energy Co.

120

11,250

Manpower, Inc.

120

6,989

Apache Corp.

80

11,120

Ryder System, Inc.

100

6,888

Murphy Oil Corp.

110

10,785

Comfort Systerms USA, Inc.

510

6,854

Transocean, Inc.*

70

10,667

AGCO Corp.*

130

6,813

Noble Corp.†

160

10,394

URS Corp.*

160

6,715

Clayton Williams Energy, Inc.*

90

9,895

Tecumseh Products Co. —

Marathon Oil Corp.

190

9,855

Class A*

200

6,556

ENSCO International, Inc.

120

9,689

Brink’s Co.

100

6,542

12

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2008

MULTI-CAP CORE EQUITY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

Kennametal, Inc.

200

$

6,510

DENTSPLY International, Inc.

190

$

6,992

Esterline Technologies Corp.*

130

6,404

Zoll Medical Corp.*

200

6,734

Manitowoc Co., Inc.

190

6,181

Community Health

M&F Worldwide Corp.*

150

5,896

Systems, Inc.*

200

6,596

Genco Shipping & Trading Ltd.

90

5,868

Sun Healthcare Group, Inc.*

490

6,561

Tyco International Ltd.†

140

5,606

Amedisys, Inc.*

130

6,555

CH Robinson Worldwide, Inc.

100

5,484

Medicis Pharmaceutical

Bowne & Co., Inc.

430

5,482

Corp. — Class A

310

6,442

Gibraltar Industries, Inc.

330

5,270

National Healthcare Corp.

140

6,416

On Assignment, Inc.*

640

5,133

Angiodynamics, Inc.*

460

6,265

TBS International Ltd. —

Cynosure, Inc.*

280

5,550

Class A*†

120

4,794

Pfizer, Inc.

310

5,416

Spherion Corp.*

780

3,604

PharmaNet Development

Textron, Inc.

70

3,355

Group, Inc.*†

290

4,573

Volt Information Sciences, Inc.*

240

2,858

Universal Health Services,

Michael Baker Corp.*†

130

2,844

Inc. — Class B

70

4,425

Mastec, Inc.*

260

2,772

Tenet Healthcare Corp.*†

750

4,170

L-3 Communications

Bristol-Myers Squibb Co.

190

3,901

Holdings, Inc.

30

2,726

Express Scripts, Inc.*

60

3,763

KBR, Inc.

70

2,444

Thermo Fisher Scientific, Inc.*

60

3,344

Eagle Bulk Shipping Inc.†

70

2,070

Analogic Corp.

50

3,154

Belden, Inc.

60

2,033

Cypress Bioscience, Inc.*

430

3,092

Applied Industrial

Providence Service Corp.*

90

1,900

Technologies, Inc.

70

1,692

Aetna, Inc.

30

1,216

Cenveo, Inc.*

110

1,075

Computer Programs &

Carlisle Companies, Inc.

30

870

Systems, Inc.

70

1,213

Horizon Lines, Inc. — Class A

50

498

Sepracor, Inc.*

60

1,195

Total Industrials

312,149

Merck & Co., Inc.

30

1,131

HEALTH CARE 12.1%

McKesson Corp.

20

1,118

Gilead Sciences, Inc.*

210

11,119

Abbott Laboratories

20

1,059

Johnson & Johnson, Inc.

170

10,938

Cerner Corp.*

20

904

Hologic, Inc.*

490

10,682

Total Health Care

302,423

Genentech, Inc.*

140

10,626

CONSUMER DISCRETIONARY 9.9%

Eli Lilly & Co.

230

10,617

Walt Disney Co.

370

11,544

Schering-Plough Corp.

490

9,648

TJX Companies, Inc.†

300

9,441

Medco Health Solutions, Inc.*

190

8,968

La-Z-Boy, Inc.

1,090

8,338

Varian Medical Systems, Inc.*

170

8,815

DIRECTV Group, Inc.*

310

8,032

Genzyme Corp.*

120

8,642

Nike, Inc. — Class B

130

7,749

Covance, Inc.*†

100

8,602

Omnicom Group, Inc.†

170

7,630

OSI Pharmaceuticals, Inc.*†

200

8,264

Genuine Parts Co.

190

7,539

Perrigo Co.†

260

8,260

Amazon.com, Inc.*

100

7,333

Becton, Dickinson & Co.†

100

8,130

Best Buy Company, Inc.†

180

7,128

Intuitive Surgical, Inc.*

30

8,082

Darden Restaurants, Inc.

220

7,027

Owens & Minor, Inc.

170

7,767

Carnival Corp.

210

6,922

Techne Corp.*

100

7,739

Comcast Corp. — Class A

350

6,640

Cardinal Health, Inc.

150

7,737

Urban Outfitters, Inc.*

210

6,550

Charles River Laboratories

World Wrestling

International, Inc.*

120

7,670

Entertainment, Inc.

420

6,497

PDL BioPharma, Inc.

720

7,646

Furniture Brands

Biogen Idec, Inc.*

130

7,266

International, Inc.

480

6,413

Endo Pharmaceuticals

Johnson Controls, Inc.

220

6,310

Holdings, Inc.*

300

7,257

Ford Motor Co.*†

1,300

6,253

Kinetic Concepts, Inc.*

180

7,184

Regal Entertainment

Martek Biosciences Corp.*

210

7,079

Group — Class A

380

5,806

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

13

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2008

MULTI-CAP CORE EQUITY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

Hanesbrands, Inc.*

210

$

5,699

BJ’s Wholesale Club, Inc.*

140

$

5,418

VF Corp.

80

5,694

Philip Morris International, Inc.

70

3,457

Royal Caribbean Cruises Ltd.†

250

5,618

Colgate-Palmolive Co.

50

3,455

Valassis Communications, Inc.*

440

5,509

PepsiCo, Inc.

50

3,180

1-800-FLOWERS.com, Inc.*

850

5,483

Casey’s General Stores, Inc.

50

1,159

Scholastic Corp.*

190

5,445

Village Super Market

30

1,157

ArvinMeritor, Inc.

420

5,242

Total Consumer Staples

150,282

Panera Bread Co. — Class A*

110

5,089

MATERIALS 5.6%

Goodyear Tire & Rubber Co.*

280

4,992

United States Steel Corp.

60

11,087

Zale Corp.*†

260

4,911

Freeport-McMoRan

Penske Auto Group, Inc.†

330

4,864

Copper & Gold, Inc.

90

10,547

Sonic Automotive, Inc.

370

4,769

CF Industries Holdings, Inc.

60

9,168

OfficeMax Inc.

340

4,726

Reliance Steel & Aluminum Co.

110

8,480

P.F. Chang’s China Bistro, Inc.*

200

4,468

Dow Chemical Co.

240

8,378

Unifirst Corp.

100

4,466

Stepan Co.

170

7,755

Beazer Homes USA, Inc.

760

4,233

Greif, Inc. — Class A

120

7,684

Perry Ellis International, Inc.*

190

4,032

The Mosaic Co.*

50

7,235

BorgWarner, Inc.

90

3,994

NewMarket Corp.

100

6,623

DeVry, Inc.†

60

3,217

Glatfelter

480

6,485

FTD Group, Inc.

230

3,066

PolyOne Corp.*

930

6,482

Polaris Industries, Inc.

70

2,827

Southern Copper Corp.

60

6,398

McDonald’s Corp.

50

2,811

Wausau Paper Corp.

820

6,322

Polo Ralph Lauren Corp.†

30

1,883

RPM International, Inc.

300

6,180

Big Lots, Inc.*

60

1,874

Lubrizol Corp.

130

6,023

Hasbro, Inc.

50

1,786

Chemtura Corp.

900

5,256

ITT Educational Services, Inc.*

20

1,653

Cabot Corp.

210

5,105

Liberty Global, Inc. — Class A*†

40

1,257

Neenah Paper, Inc.

300

5,013

G-III Apparel Group Ltd.*

80

987

Cytec Industries, Inc.

70

3,819

Stein Mart, Inc.

210

947

Monsanto Co.

20

2,529

Spartan Motors, Inc.

110

822

Terra Industries, Inc.

40

1,974

Lowe’s Companies, Inc.

30

623

Myers Industries, Inc.

10

82

Clear Channel

Communications, Inc.

10

352

Total Materials

138,625

Total Consumer Discretionary

246,491

UTILITIES 5.0%

Public Service Enterprise

CONSUMER STAPLES 6.0%

Group, Inc.

200

9,186

Wal-Mart Stores, Inc.

270

15,174

Southern Co.

250

8,730

Procter & Gamble Co.

190

11,554

CenterPoint Energy, Inc.

490

7,864

Altria Group, Inc.

490

10,074

Oneok, Inc.

160

7,813

CVS Caremark Corp.

250

9,892

Pepco Holdings, Inc.

300

7,695

Coca-Cola Co.

170

8,837

Integrys Energy Group, Inc.

150

7,625

Bunge Ltd.

80

8,615

Northeast Utilities

290

7,404

Molson Coors Brewing

OGE Energy Corp.

230

7,293

Co. — Class B

140

7,606

Laclede Group, Inc.

180

7,267

Cal-Maine Foods, Inc.

210

6,928

Atmos Energy Corp.

260

7,168

Herbalife Ltd.

170

6,587

SCANA Corp.

190

7,030

Winn-Dixie Stores, Inc.*

400

6,408

DPL, Inc.

260

6,859

Tyson Foods, Inc. — Class A

420

6,275

Mge Energy, Inc.

210

6,850

Farmer Brothers Co.

290

6,133

Great Plains Energy, Inc.

270

6,826

Universal Corp.

130

5,879

UIL Holding Corp.

230

6,764

Alliance One International, Inc.*

1,150

5,877

CH Energy Group, Inc.

190

6,758

Fresh Del Monte Produce, Inc.*

240

5,657

Vectren Corp.

130

4,057

Sanderson Farms, Inc.†

160

5,523

American Electric

Pantry, Inc.*

510

5,437

Power Co., Inc.

10

402

Total Utilities

123,591

14

14

|

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

June 30, 2008

MULTI-CAP CORE EQUITY FUND

MARKET

SHARES

VALUE

TELECOMMUNICATION SERVICES 2.1%

AT&T, Inc.

400

$

13,476

Embarq Corp.

180

8,509

NII Holdings, Inc. — Class B*

170

8,073

CenturyTel, Inc.†

210

7,474

Syniverse Holdings, Inc.*

320

5,184

U.S. Cellular Corp.*

70

3,959

Verizon Communications, Inc.

100

3,540

NTELOS Holdings Corp.

120

3,044

Total Telecommunication Services

53,259

Total Common Stocks

(Cost $2,407,751)

2,417,701

SECURITIES LENDING COLLATERAL 4.1%

Mount Vernon Securities

Lending Trust Prime

Portfolio (Note 10)

103,563

103,563

Total Securities Lending Collateral

(Cost $103,563)

103,563

Total Investments 100.9%

(Cost $2,511,314)

$2,521,264

Liabilities in Excess

of Other Assets – (0.9)%

$

(23,524)

Net Assets – 100.0%

$2,497,740

UNREALIZED

CONTRACTS

LOSS

FUTURES CONTRACTS PURCHASED

September 2008 S&P MidCap

400 Index Mini Futures Contracts

(Aggregate Market Value

of Contracts $81,990)

1

$

(3,474)

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at June 30, 2008 — See Note 10.

See Notes to Financial Statements.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

|

15

15

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

SECTOR ROTATION FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 99.2%

Ryder System, Inc.

6,100

$

420,168

Kansas City Southern*

9,000

395,910

INDUSTRIALS 40.9%

Hertz Global Holdings, Inc.*

38,700

371,520

Fluor Corp.

20,300

$

3,777,424

Terex Corp.*

7,200

369,864

Foster Wheeler Ltd.*†

39,800

2,911,370

American Superconductor

Jacobs Engineering

Corp.*†

10,200

365,670

Group, Inc.*†

32,400

2,614,680

Landstar System, Inc.

6,600

364,452

Quanta Services, Inc.*†

73,781

2,454,694

Con-way, Inc.

6,700

316,642

ABB Ltd. — SP ADR*

79,700

2,257,104

Hubbell, Inc. — Class B†

7,500

299,025

KBR, Inc.

59,301

2,070,198

Regal-Beloit Corp.†

6,500

274,625

Shaw Group, Inc.*

33,200

2,051,428

Knight Transportation, Inc.

14,700

269,010

First Solar, Inc.*†

6,200

1,691,484

Heartland Express, Inc.

17,300

257,943

Emerson Electric Co.

33,645

1,663,745

Werner Enterprises, Inc.

13,200

245,256

URS Corp.*

36,210

1,519,734

Belden, Inc.†

7,000

237,160

Chicago Bridge & Iron,

Old Dominion Freight

Co. NV†

35,500

1,413,610

Line, Inc.*

7,500

225,150

Union Pacific Corp.

17,800

1,343,900

Total Industrials

51,876,039

Burlington Northern

ENERGY 32.9%

Santa Fe Corp.

12,700

1,268,603

Exxon Mobil Corp.

35,200

3,102,176

Caterpillar, Inc.

16,700

1,232,794

Transocean, Inc.*†

18,587

2,832,473

CSX Corp.

17,200

1,080,332

Halliburton Co.†

46,500

2,467,755

Woodward Governor Co.†

29,600

1,055,536

Weatherford International

Norfolk Southern Corp.

16,700

1,046,589

Ltd.*

43,800

2,172,042

Canadian National

BP PLC — SP ADR†

31,200

2,170,584

Railway Co.

21,300

1,024,104

Chevron Corp.

21,700

2,151,121

Deere & Co.

13,500

973,755

Tenaris SA — SP ADR†

27,400

2,041,300

Danaher Corp.†

12,400

958,520

National-Oilwell Varco, Inc.*†

21,300

1,889,736

Illinois Tool Works, Inc.†

19,100

907,441

ConocoPhillips

19,700

1,859,483

EMCOR Group, Inc.*†

30,900

881,577

Royal Dutch Shell PLC —

Energy Conversion

SP ADR

21,100

1,724,081

Devices, Inc.*†

10,400

765,856

Baker Hughes, Inc.†

17,900

1,563,386

Eaton Corp.

8,500

722,245

Diamond Offshore

Paccar, Inc.†

16,800

702,744

Drilling, Inc.†

10,600

1,474,884

Cummins, Inc.

10,400

681,408

Noble Corp.†

22,100

1,435,616

GrafTech International Ltd.*†

23,900

641,237

Occidental Petroleum Corp.

14,900

1,338,914

ITT Corporation†

10,100

639,633

Smith International, Inc.†

15,900

1,321,926

Roper Industries, Inc.†

9,700

639,036

ENSCO International, Inc.†

15,500

1,251,470

AMETEK, Inc.

13,000

613,860

Canadian Natural

Parker Hannifin Corp.†

8,600

613,352

Resources Ltd.

12,300

1,233,075

Suntech Power Holdings

Devon Energy Corp.

10,100

1,213,616

Co. Ltd. — SP ADR*†

15,900

595,614

Cameron International

Flowserve Corp.

4,200

574,140

Corp.*†

20,700

1,145,745

Ingersoll-Rand Co. —

Apache Corp.

8,000

1,112,000

Class A†

15,300

572,679

Hess Corp.

8,400

1,059,996

Dover Corp.

11,600

561,092

EOG Resources, Inc.†

7,600

997,120

Joy Global, Inc.

7,200

545,976

BJ Services Co.†

31,200

996,528

Sunpower Corp.*†

7,500

539,850

XTO Energy, Inc.†

13,800

945,438

Perini Corp.*†

15,942

526,883

Anadarko Petroleum Corp.

12,300

920,532

CNH Global NV†

13,900

472,183

Marathon Oil Corp.

15,800

819,546

J.B. Hunt Transport

Valero Energy Corp.

13,400

551,812

Services, Inc.

13,100

435,968

Brady Corp. — Class A†

12,200

421,266

Total Energy

41,792,355

16

16

|

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

June 30, 2008

SECTOR ROTATION FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

UTILITIES 17.1%

PPG Industries, Inc.†

5,500

$

315,535

Dominion Resources, Inc.†

28,600

$

1,358,214

Eastman Chemical Co.†

4,200

289,212

Questar Corp.

18,700

1,328,448

Huntsman Corp.

11,500

131,100

Public Service Enterprise

Total Materials

10,471,133

Group, Inc.

26,800

1,230,924

Total Common Stocks

Equitable Resources, Inc.

16,100

1,111,866

(Cost $116,337,388)

125,902,409

PG&E Corp.

24,400

968,436

Sempra Energy†

17,100

965,295

Energen Corp.

11,400

889,542

SECURITIES LENDING COLLATERAL 23.4%

Oneok, Inc.

17,100

834,993

Mount Vernon Securities

National Fuel Gas Co.

13,900

826,772

Lending Trust Prime

Consolidated Edison, Inc.

21,100

824,799

Portfolio (Note 10)

29,682,717

29,682,717

Ameren Corp.†

17,700

747,471

Total Securities Lending Collateral

Xcel Energy, Inc.

36,900

740,583

(Cost $29,682,717)

29,682,717

Southern Union Co.†

25,400

686,308

FACE

MDU Resources Group, Inc.

19,100

665,826

AMOUNT

UGI Corp.

23,100

663,201

DTE Energy Co.†

15,600

662,064

REPURCHASE AGREEMENT 1.2%

AGL Resources, Inc.

17,700

612,066

Repurchase Agreement (Note 6)

Atmos Energy Corp.

21,700

598,269

Lehman Brothers Holdings, Inc.

NiSource, Inc.

32,300

578,816

issued 06/30/08 at 0.25%

CenterPoint Energy, Inc.

36,000

577,800

due 07/01/08

$

1,474,167

1,474,167

Wisconsin Energy Corp.

12,700

574,294

Total Repurchase Agreement

TECO Energy, Inc.

25,500

547,995

(Cost $1,474,167)

1,474,167

Nicor, Inc.†

12,100

515,339

Total Investments 123.8%

SCANA Corp.

13,900

514,300

(Cost $147,494,272)

$157,059,293

Piedmont Natural Gas Co.†

19,400

507,504

Liabilities in Excess of

Energy East Corp.

19,700

486,984

Other Assets – (23.8)%

$ (30,165,771)

WGL Holdings, Inc.

13,900

482,886

Net Assets – 100.0%

$126,893,522

New Jersey Resources Corp.

13,200

430,980

Southwest Gas Corp.

14,100

419,193

Northwest Natural Gas Co.

8,900

411,714

Total Utilities

21,762,882

MATERIALS 8.3%

The Mosaic Co.*

13,549

1,960,540

Potash Corporation of

Saskatchewan

7,400

1,691,418

Monsanto Co.

11,200

1,416,128

E.I. du Pont de Nemours

and Co.†

17,700

759,153

Agrium, Inc.

7,000

752,780

Praxair, Inc.

7,800

735,072

Dow Chemical Co.†

18,800

656,308

Air Products & Chemicals, Inc.

6,100

603,046

Celanese Corp.†

9,236

421,716

Ecolab, Inc.†

9,300

399,807

Sigma-Aldrich Corp.†

6,300

339,318

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at June 30, 2008 — See Note 10.

ADR — American Depository Receipt.

See Notes to Financial Statements.

See Notes to Financial Statements.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

|

|

17

17

17

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

ABSOLUTE RETURN STRATEGIES FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 28.7%

Investment Technology Group, Inc.*

260

$

8,700

State Street Corp.

120

7,679

FINANCIALS 5.4%

HCP, Inc.§

180

5,726

SCPIE Holdings, Inc.*

3,580

$

100,204

Guaranty Financial Group, Inc.*†

850

4,565

Travelers Companies, Inc.§

2,121

92,051

Discover Financial Services§

210

2,766

Allied World Assurance Company

Aircastle Ltd.†

190

1,598

Holdings Ltd

2,230

88,353

T. Rowe Price Group, Inc.

20

1,129

Hilb Rogal & Hobbs Co.

1,838

79,879

NYSE Euronext

10

507

Nymex Holdings, Inc.†

920

77,722

CIT Group, Inc.†

10

68

Plum Creek Timber Co., Inc.

Total Financials

2,098,969

(REIT)†§

1,620

69,190

CONSUMER DISCRETIONARY 3.9%

Aon Corp.§

1,500

68,910

Getty Images, Inc.*†

2,700

91,611

Post Properties, Inc.†

2,310

68,722

FTD Group, Inc.

6,773

90,284

Hanover Insurance Group, Inc.§

1,561

66,342

Landry’s Restaurants, Inc.†

4,830

86,795

Ameriprise Financial, Inc.§

1,620

65,885

CKX, Inc.*

9,010

78,837

Countrywide Financial Corp.†

14,930

63,452

CSK Auto Corp.*

7,010

73,465

Loews Corp.†§

1,300

60,970

Wendy’s International, Inc.

2,670

72,677

MetLife, Inc.†§

1,150

60,685

Hasbro, Inc.†§

2,010

71,797

Charles Schwab Corp.§

2,940

60,388

DIRECTV Group, Inc.*§

2,490

64,516

ProLogis†§

1,090

59,241

McDonald’s Corp.§

1,100

61,842

Transatlantic Holdings, Inc.

1,030

58,164

Regal Entertainment Group —

Annaly Capital Management, Inc.†

3,480

53,975

Class A†

3,761

57,468

Arthur J. Gallagher & Co.†§

2,141

51,598

XM Satellite Radio Holdings, Inc.*

6,900

54,096

JPMorgan Chase & Co.§

1,481

50,813

Service Corporation

Goldman Sachs Group, Inc.§

290

50,721

International†§

5,210

51,371

Safeco Corp.†

740

49,698

Walt Disney Co.

1,370

42,744

Allstate Corp.†§

1,000

45,590

Time Warner, Inc.§

2,651

39,235

Fifth Third Bancorp†

4,330

44,079

Riviera Holdings Corp.*†

3,670

37,250

Chubb Corp.†§

860

42,149

Burger King Holdings, Inc.

1,371

36,729

ACE Ltd.§

760

41,868

Comcast Corp. — Class A

1,920

36,422

Federated Investors, Inc. —

TJX Companies, Inc.§

1,090

34,302

Class B§

1,210

41,648

Home Depot, Inc.§

1,461

34,217

Hartford Financial Services Group,

Clear Channel Communications,

Inc.§

590

38,096

Inc.

880

30,976

Alleghany Corp.*†

100

33,205

Lowe’s Companies, Inc.†

1,310

27,182

AFLAC, Inc.†§

520

32,656

Amazon.com, Inc.*

370

27,132

Blackrock, Inc.†

180

31,860

Carnival Corp.†§

780

25,709

Invesco Ltd.

1,260

30,215

Liberty Media Corp. - Capital*

1,560

22,464

Axis Capital Holdings Ltd.†

1,000

29,810

DreamWorks Animation SKG,

Unum Group†§

1,310

26,790

Inc. — Class A*

750

22,358

Genworth Financial, Inc. —

Royal Caribbean Cruises Ltd.†

990

22,245

Class A§

1,190

21,194

CTC Media, Inc.*

800

19,728

Hudson City Bancorp, Inc.§

1,270

21,184

Liberty Global, Inc. — Class A*†

590

18,544

Janus Capital Group, Inc.†§

800

21,176

Mohawk Industries, Inc.*†§

280

17,948

Host Hotels & Resorts, Inc.†§

1,471

20,079

Penn National Gaming, Inc.*

530

17,040

Everest Re Group Ltd.§

250

19,928

BorgWarner, Inc.§

360

15,977

W.R. Berkley Corp.§

820

19,811

GameStop Corp. — Class A*†§

370

14,948

American Financial Group, Inc.§

640

17,120

Discovery Holding Co. — Class A*

680

14,933

Protective Life Corp.§

410

15,601

Central European Media

Cincinnati Financial Corp.†§

610

15,494

Enterprises Ltd. — Class A*†

160

14,485

Jones Lang LaSalle, Inc.†§

230

13,844

Expedia, Inc.*†§

720

13,234

IntercontinentalExchange, Inc.*§

120

13,680

Big Lots, Inc.*§

391

12,215

People’s United Financial, Inc.†

820

12,792

Whirlpool Corp.§

180

11,111

Macerich Co.§

160

9,941

Yum! Brands, Inc.†

270

9,474

Bank of New York Mellon Corp.†§

250

9,458

Nike, Inc. — Class B†§

140

8,345

18

18

18

|

|

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

See Notes to Financial Statements.

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2008

ABSOLUTE RETURN STRATEGIES FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

Polo Ralph Lauren Corp.†§

110

$

6,906

Devon Energy Corp.

40

$

4,806

Johnson Controls, Inc.†§

240

6,883

XTO Energy, Inc.†

60

4,111

Guess?, Inc.†§

170

6,367

Oceaneering International, Inc.*†

50

3,853

Garmin Ltd.†

140

5,998

Marathon Oil Corp.

70

3,631

TRW Automotive Holdings Corp.*

230

4,248

Consol Energy, Inc.†

30

3,371

Cumulus Media, Inc. — Class A*

828

3,262

SandRidge Energy, Inc.*

5

323

RadioShack Corp.†

130

1,595

Key Energy Services, Inc.*

15

291

Brunswick Corp.†

149

1,579

Total Energy

1,386,013

AutoZone, Inc.*

10

1,210

INDUSTRIALS 3.5%

M.D.C. Holdings, Inc.

20

781

ChoicePoint, Inc.*

1,930

93,026

Chipotle Mexican Grill, Inc. —

DRS Technologies, Inc.§

960

75,571

Class A*

3

248

Northwest Airlines Corp.*†

11,290

75,191

Federal Mogul Corp. — Class A*

14

226

Flowserve Corp.§

530

72,451

Kohl’s Corp.*§

1

40

Deere & Co.§

950

68,523

Ross Stores, Inc.§

1

36

Norfolk Southern Corp.†§

1,010

63,297

American Eagle Outfitters, Inc.§

1

14

Brink’s Co.§

900

58,878

Total Consumer Discretionary

1,521,099

SPX Corp.§

410

54,009

ENERGY 3.5%

Precision Castparts Corp.†§

480

46,258

Bronco Drilling Co., Inc.*

6,580

120,940

Ryder System, Inc.†§

660

45,461

National-Oilwell Varco, Inc.*†§

1,250

110,900

Waste Management, Inc.§

1,160

43,744

Basic Energy Services, Inc.*†

3,160

99,540

Eaton Corp.§

510

43,335

ENSCO International, Inc.†§

1,090

88,007

Joy Global, Inc.§

440

33,365

ConocoPhillips§

880

83,063

AGCO Corp.*†§

500

26,205

Transocean, Inc.*§

460

70,099

Cummins, Inc.§

370

24,242

Anadarko Petroleum Corp.§

910

68,104

Steelcase, Inc. — Class A†

2,341

23,480

SEACOR Holdings, Inc.*†

750

67,132

Quanta Services, Inc.*†§

700

23,289

Cimarex Energy Co.§

961

66,953

Caterpillar, Inc.

300

22,146

Noble Corp.§

890

57,814

Manitowoc Co., Inc.†§

670

21,795

Chesapeake Energy Corp.§

781

51,515

Foster Wheeler Ltd.*†

260

19,019

Superior Energy Services*§

890

49,075

Jacobs Engineering Group, Inc.*

230

18,561

Bois d’Arc Energy, Inc.*

1,840

44,730

ABB Ltd. — SP ADR*

620

17,558

Cameron International Corp.*†§

710

39,298

Timken Co.†§

510

16,799

Valero Energy Corp.§

811

33,397

GATX Corp.†§

350

15,516

Frontline Ltd.†

440

30,703

DryShips Inc.†

190

15,234

Denbury Resources, Inc.*†§

830

30,295

United Rentals, Inc.*§

761

14,923

Unit Corp.*†

360

29,869

Fluor Corp.

80

14,886

FMC Technologies, Inc.*†§

300

23,079

McDermott International, Inc.*

230

14,235

Massey Energy Co.

209

19,594

First Solar, Inc.*†

50

13,641

Diamond Offshore Drilling, Inc.†

140

19,480

Copart, Inc.*†§

310

13,274

Halliburton Co.

350

18,575

Danaher Corp.†

170

13,141

Weatherford International Ltd.*

340

16,861

Emerson Electric Co.§

260

12,857

Tenaris SA — SP ADR†

210

15,645

KBR, Inc.§

360

12,568

Apache Corp.†

90

12,510

Illinois Tool Works, Inc.†

260

12,353

Exxon Mobil Corp.

140

12,338

Kirby Corp.*†

250

12,000

Smith International, Inc.†

130

10,808

Genco Shipping & Trading Ltd.

170

11,084

Hess Corp.

80

10,095

Burlington Northern Santa Fe

BP PLC — SP ADR†

130

9,044

Corp.

110

10,988

Chevron Corp.

90

8,922

Alexander & Baldwin, Inc.†

240

10,932

Helmerich & Payne, Inc.†§

120

8,642

CSX Corp.

160

10,050

Range Resources Corp.§

120

7,865

Eagle Bulk Shipping Inc.†

330

9,758

Quicksilver Resources, Inc.*

200

7,728

Paccar, Inc.†

230

9,621

Royal Dutch Shell PLC — SP ADR

90

7,354

ITT Corporation

140

8,866

Occidental Petroleum Corp.

60

5,392

Parker Hannifin Corp.†

120

8,558

EOG Resources, Inc.†

40

5,248

Woodward Governor Co.†

230

8,202

Canadian Natural Resources Ltd.

50

5,013

Canadian National Railway Co.

170

8,174

See Notes to Financial Statements.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

|

19

19

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2008

ABSOLUTE RETURN STRATEGIES FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

Dover Corp.†

160

$

7,739

Covance, Inc.*†§

210

$

18,064

TBS International Ltd. — Class A*†

170

6,792

Hill-Rom Holdings, Inc.†

610

16,458

URS Corp.*§

160

6,715

Medco Health Solutions, Inc.*†§

340

16,048

CNH Global NV†

190

6,454

Warner Chilcott Ltd.*†

850

14,407

Chicago Bridge & Iron, Co. NV

160

6,371

Community Health Systems, Inc.*§

410

13,522

Energy Conversion Devices, Inc.*

80

5,891

Lincare Holdings, Inc.*§

440

12,496

Roper Industries, Inc.†

80

5,270

Biogen Idec, Inc.*†§

220

12,296

Terex Corp.*

100

5,137

Coventry Health Care, Inc.*§

400

12,168

GrafTech International Ltd.*†

190

5,098

Inverness Medical Innovations*

51

12,087

American Commercial Lines, Inc.*†

450

4,919

Brookdale Senior Living, Inc.

580

11,809

Suntech Power Holdings Co. Ltd. —

Pharmaceutical Product

SP ADR*†

130

4,870

Development, Inc.§

260

11,154

AMETEK, Inc.

100

4,722

Genentech, Inc.*

130

9,867

Oshkosh Truck Corp.†§

220

4,552

Humana, Inc.*§

170

6,761

Sunpower Corp.*†

60

4,319

Stryker Corp.†

10

629

EMCOR Group, Inc.*†

140

3,994

Waters Corp.*§

1

65

J.B. Hunt Transport Services, Inc.†

110

3,661

Total Health Care

1,101,604

Kansas City Southern*†

80

3,519

INFORMATION TECHNOLOGY 2.7%

Brady Corp. — Class A†

100

3,453

Ansoft Corp.*

2,610

95,004

Horizon Lines, Inc. — Class A†

330

3,284

MEMC Electronic Materials, Inc.*§

1,270

78,156

American Superconductor Corp.*†

80

2,868

Electronic Data Systems Corp.§

3,104

76,483

UAL Corp.†

500

2,610

Synopsys, Inc.*§

2,861

68,407

Granite Construction, Inc.§

80

2,522

Hewlett-Packard Co.§

1,480

65,431

Hubbell, Inc. — Class B†

60

2,392

Applied Materials, Inc.†§

3,021

57,671

Knight Transportation, Inc.†

130

2,379

EMC Corp*†§

3,300

48,477

Con-way, Inc.†

50

2,363

AVX Corp.

3,761

42,537

Perini Corp.*†

70

2,314

Juniper Networks, Inc.*†§

1,900

42,142

Regal-Beloit Corp.†

50

2,113

NCR Corp.*§

1,310

33,012

Heartland Express, Inc.†

140

2,087

Apple, Inc.*§

180

30,139

Werner Enterprises, Inc.†

110

2,044

Xerox Corp.§

2,191

29,710

Belden, Inc.†

60

2,033

Vishay Intertechnology, Inc.*§

3,112

27,603

General Cable Corp.*†

20

1,217

Computer Sciences Corp.*†§

500

23,420

Avis Budget Group, Inc.*§

120

1,004

Zebra Technologies Corp. —

Shaw Group, Inc.*

10

618

Class A*†§

700

22,848

Total Industrials

1,372,388

NAVTEQ Corp.*

280

21,560

HEALTH CARE 2.8%

Affiliated Computer Services,

HLTH Corp.*†

11,000

124,520

Inc. — Class A*§

400

21,396

Thermo Fisher Scientific, Inc.*§

2,200

122,606

Arrow Electronics, Inc.*†§

670

20,582

Baxter International, Inc.§

1,511

96,613

Nvidia Corp.*†§

1,050

19,656

Applied Biosystems Inc.

2,640

88,387

Avnet, Inc.*§

701

19,123

The Trizetto Group, Inc.*

4,030

86,161

Cypress Semiconductor Corp.*†§

770

19,058

WellPoint, Inc.*†§

1,300

61,958

MasterCard, Inc.†

70

18,586

C.R. Bard, Inc.†§

660

58,047

VeriSign, Inc.*†§

480

18,144

Pfizer, Inc.

2,530

44,199

Hewitt Associates, Inc. — Class A*

440

16,865

Millipore Corp.*§

540

36,644

Western Digital Corp.*†§

480

16,574

LifePoint Hospitals, Inc.*†§

1,130

31,979

Dolby Laboratories, Inc. —

Aetna, Inc.§

760

30,803

Class A*†

400

16,120

UnitedHealth Group, Inc.§

1,160

30,450

Novellus Systems, Inc.*†§

630

13,350

McKesson Corp.†§

530

29,632

International Business Machines

DENTSPLY International, Inc.§

760

27,968

Corp.

110

13,038

Charles River Laboratories

Trimble Navigation Ltd.*

330

11,781

International, Inc.*†§

380

24,290

CommScope, Inc.*§

211

11,135

Quest Diagnostics, Inc.§

440

21,327

Convergys Corp.*§

690

10,253

Express Scripts, Inc.*†§

290

18,189

EchoStar Corp. — Class A*

260

8,117

20

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2008

ABSOLUTE RETURN STRATEGIES FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

Lam Research Corp.*

210

$

7,592

Coca-Cola Co.§

280

$

14,554

Dell, Inc.*†

340

7,439

CVS Caremark Corp.§

340

13,454

KLA-Tencor Corp.§

180

7,328

BJ’s Wholesale Club, Inc.*†

250

9,675

Seagate Technology†

170

3,252

SUPERVALU, INC.§

311

9,607

Sun Microsystems, Inc.*†

230

2,502

Energizer Holdings, Inc.*§

1

73

Teradata Corp.*

100

2,314

Total Consumer Staples

669,984

SanDisk Corp.*†

90

1,683

MATERIALS 1.6%

Diebold, Inc.

40

1,423

Crown Holdings, Inc.*

2,471

64,221

Ingram Micro, Inc. — Class A*

60

1,065

United States Steel Corp.§

270

49,891

Brocade Communications Systems,

Lubrizol Corp.§

940

43,550

Inc.*†

40

330

The Mosaic Co.*†

290

41,963

Visa, Inc.*

3

244

Dow Chemical Co.†§

1,120

39,099

Total Information Technology

1,051,550

Alcoa, Inc.§

990

35,264

UTILITIES 2.4%

Huntsman Corp.

2,390

27,246

Aquila, Inc.*

27,330

103,034

Steel Dynamics, Inc.†§

690

26,958

Energy East Corp.

4,150

102,588

Potash Corporation of

Puget Energy, Inc.

3,940

94,521

Saskatchewan

110

25,143

NRG Energy, Inc.*†

2,090

89,661

Reliance Steel & Aluminum Co.†§

270

20,814

Questar Corp.§

1,010

71,750

Commercial Metals Co.§

550

20,735

Pepco Holdings, Inc.§

2,711

69,537

International Paper Co.†§

800

18,640

Public Service Enterprise Group,

Nalco Holding Co.†

870

18,400

Inc.§

1,280

58,790

Southern Copper Corp.

150

15,994

DPL, Inc.†§

2,061

54,369

Monsanto Co.

120

15,173

AES Corp.*§

2,783

53,461

Temple-Inland, Inc.§

1,091

12,296

PPL Corp.§

840

43,907

Cleveland-Cliffs, Inc.†

100

11,919

Energen Corp.§

490

38,235

Allegheny Technologies, Inc.§

200

11,856

DTE Energy Co.§

870

36,923

Albemarle Corp.§

280

11,175

Xcel Energy, Inc.†§

1,140

22,880

Agrium, Inc.

100

10,754

PG&E Corp.§

490

19,448

Praxair, Inc.

110

10,366

Oneok, Inc.§

390

19,044

E.I. du Pont de Nemours and

TECO Energy, Inc.§

620

13,324

Co.†§

240

10,294

Constellation Energy Group, Inc.§

150

12,315

BHP Billiton Ltd. — SP ADR†

120

10,223

SCANA Corp.§

330

12,210

ArcelorMittal†

100

9,907

Alliant Energy Corp.

61

2,090

Rio Tinto PLC — SP ADR†

20

9,900

American Water Works Company,

Companhia Vale do Rio Doce —

Inc.*

13

288

SP ADR†

250

8,955

Calpine Corp.*

12

271

Air Products & Chemicals, Inc.

80

7,909

Total Utilities

918,646

Anglo American PLC — SP ADR

200

7,090

CONSUMER STAPLES 1.7%

POSCO — SP ADR†

40

5,191

Herbalife Ltd.†

2,450

94,937

Barrick Gold Corp.†

110

5,005

Anheuser-Busch Companies, Inc.

1,470

91,316

Sigma-Aldrich Corp.†

90

4,847

Wm. Wrigley Jr. Co.

1,010

78,558

Goldcorp, Inc.†

100

4,617

Costco Wholesale Corp.†

810

56,813

PPG Industries, Inc.

80

4,590

Molson Coors Brewing Co. —

Teck Cominco Ltd.— Class B†

70

3,356

Class B§

1,040

56,503

Nucor Corp.†

40

2,987

Wal-Mart Stores, Inc.

870

48,894

Freeport-McMoRan Copper & Gold,

Bunge Ltd.†

310

33,384

Inc.†

20

2,344

Pepsi Bottling Group, Inc.§

1,030

28,758

Intrepid Potash, Inc.*†

5

329

Archer-Daniels-Midland Co.§

770

25,988

Total Materials

629,001

PepsiAmericas, Inc.§

1,300

25,714

TELECOMMUNICATION SERVICES 1.2%

Reynolds American, Inc.†§

550

25,669

Rural Cellular Corp. — Class A*†

2,210

98,367

Safeway, Inc.§

890

25,410

Verizon Communications, Inc.§

2,750

97,350

NBTY, Inc.*§

500

16,030

Gilat Satellite Networks Ltd.*

7,940

86,308

Del Monte Foods Co.

2,063

14,647

CenturyTel, Inc.†§

1,621

57,691

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

21

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2008

ABSOLUTE RETURN STRATEGIES FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

Crown Castle International

COMMON STOCKS SOLD SHORT (22.5)%

Corp.*†

1,176

$

45,546

U.S. Cellular Corp.*

380

21,489

TELECOMMUNICATION SERVICES (0.1)%

American Tower Corp. —

Qwest Communications

Class A*§

500

21,125

International

120

$

(472)

SBA Communications Corp.*

551

19,842

Sprint Nextel Corp.

3,020

(28,690)

NII Holdings, Inc. — Class B*

201

9,545

Total Telecommunication Services

(29,162)

AT&T, Inc.§

140

4,717

CONSUMER STAPLES (1.3)%

MetroPCS Communications, Inc.*

65

1,151

Altria Group, Inc.

170

(3,495)

Total Telecommunication Services

463,131

Hansen Natural Corp.*

220

(6,340)

Total Common Stocks

Rite Aid Corp.*

9,290

(14,771)

(Cost $11,372,066)

11,212,385

Bare Escentuals, Inc.*

970

(18,168)

Constellation Brands, Inc. —

EXCHANGE TRADED FUNDS 8.8%

Class A*

1,280

(25,421)

iShares S&P GSCI Commodity

Dean Foods Co.*

2,250

(44,145)

Indexed Trust*

20,100

1,496,847

Walgreen Co.

1,550

(50,390)

iShares MSCI Emerging Markets

Sara Lee Corp.

4,270

(52,308)

Index Fund†

7,030

953,128

Colgate-Palmolive Co.

800

(55,280)

Eaton Vance Tax-Managed

Hershey Co.

1,800

(59,004)

Buy-Write Income Fund

8,930

150,292

Alberto-Culver Co.

2,680

(70,404)

Eaton Vance Tax-Managed

Avon Products, Inc.

3,450

(124,269)

Buy-Write Opportunities Fund†

9,020

147,657

Nuveen Equity Premium and

Total Consumer Staples

(523,995)

Growth Fund

9,230

141,865

UTILITIES (1.9)%

Nuveen Equity Premium

Northeast Utilities

90

(2,298)

Opportunity Fund

9,240

141,834

Atmos Energy Corp.

149

(4,108)

Nuveen Core Equity Alpha Fund

9,630

138,672

Duke Energy Corp.

280

(4,866)

First Trust Enhanced Equity

Centerpoint Energy, Inc.

420

(6,741)

Income Fund, Inc.

10,060

133,597

Exelon Corp.

150

(13,494)

Liberty All Star Equity Fund

22,720

133,366

Reliant Energy, Inc.*

890

(18,930)

Total Exchange Traded Funds

Pinnacle West Capital Corp.

620

(19,077)

(Cost $2,924,615)

3,437,258

Southern Union Co.

830

(22,427)

Consolidated Edison, Inc.

620

(24,236)

SECURITIES LENDING COLLATERAL 6.7%

Equitable Resources, Inc.

430

(29,696)

Mount Vernon Securities

Allegheny Energy, Inc.

770

(38,585)

Lending Trust Prime

Ameren Corp.

980

(41,385)

Portfolio (Note 10)

2,612,419

2,612,419

NiSource, Inc.

2,650

(47,488)

Total Securities Lending Collateral

OGE Energy Corp.

1,560

(49,468)

(Cost $2,612,419)

2,612,419

Sierra Pacific Resources

4,210

(53,509)

CONTRACTS

CMS Energy Corp.

4,000

(59,600)

Aqua America, Inc.

3,800

(60,686)

OPTIONS PURCHASED 0.0%

Hawaiian Electric Industries, Inc.

2,740

(67,760)

Put Options On:

Great Plains Energy, Inc.

2,980

(75,334)

Anheuser-Busch Companies, Inc.

Dynegy, Inc. — Class A*

9,670

(82,679)

Expiring September 2008

Total Utilities

(722,367)

with strike price of 500

15

1,125

ENERGY (2.1)%

Total Options Purchased

SandRidge Energy, Inc.*

20

(1,292)

(Cost $765)

1,125

Patriot Coal Corp.*

10

(1,533)

Total Long Securities 44.2%

Frontier Oil Corp.

90

(2,152)

(Cost $16,909,865)

$17,263,187

Patterson-UTI Energy, Inc.

109

(3,928)

Southwestern Energy Co.*

110

(5,237)

Sunoco, Inc.

150

(6,103)

Tesoro Corp.

330

(6,524)

22

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2008

ABSOLUTE RETURN STRATEGIES FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

Cheniere Energy, Inc.*

2,530

$

(11,056)

ITT Educational Services, Inc.*

30

$

(2,479)

Holly Corp.

310

(11,445)

Dick’s Sporting Goods, Inc.*

140

(2,484)

El Paso Corp.

590

(12,827)

Jarden Corp.*

140

(2,554)

Stone Energy Corp.*

310

(20,432)

Idearc, Inc.

1,280

(3,008)

W&T Offshore, Inc.

350

(20,478)

JC Penney Co., Inc.

90

(3,266)

Continental Resources, Inc.*

330

(22,876)

Ryland Group, Inc.

160

(3,490)

Overseas Shipholding Group

450

(35,784)

Lennar Corp. — Class A

310

(3,825)

Baker Hughes, Inc.

490

(42,797)

Boyd Gaming Corp.

330

(4,145)

Teekay Corp.

1,100

(49,698)

Chico’s FAS, Inc.*

910

(4,887)

Tetra Technologies, Inc.*

2,100

(49,791)

Pool Corp.

340

(6,038)

Peabody Energy Corp.

570

(50,188)

Virgin Media, Inc.

470

(6,397)

Plains Exploration & Production

OfficeMax, Inc.

570

(7,923)

Co.*

830

(60,565)

Coldwater Creek, Inc.*

1,540

(8,131)

BJ Services Co.

2,130

(68,032)

Career Education Corp.*

590

(8,620)

Newfield Exploration Co.*

1,080

(70,470)

Macy’s, Inc.

450

(8,739)

Allis-Chalmers Energy, Inc.*

4,060

(72,268)

AnnTaylor Stores Corp.*

370

(8,865)

Nabors Industries Ltd.*

1,590

(78,276)

Tim Hortons, Inc.

310

(8,894)

Grey Wolf, Inc.*

11,790

(106,464)

Warner Music Group Corp.

1,280

(9,139)

Total Energy

(810,216)

Foot Locker, Inc.

760

(9,462)

MATERIALS (2.1)%

Apollo Group, Inc. — Class A*

230

(10,180)

RPM International, Inc.

60

(1,236)

Scientific Games Corp. —

Smurfit-Stone Container Corp.*

390

(1,587)

Class A*

370

(10,959)

Vulcan Materials Co.

30

(1,793)

Harman International

Scotts Miracle-Gro Co. —

Industries, Inc.

270

(11,175)

Class A

250

(4,392)

Cablevision Systems Corp. —

Owens-Illinois, Inc.*

150

(6,253)

Class A*

500

(11,300)

Cabot Corp.

300

(7,293)

Hearst-Argyle Television, Inc.

630

(12,096)

Eagle Materials, Inc.

380

(9,625)

Centex Corp.

910

(12,167)

Chemtura Corp.

1,650

(9,636)

Interpublic Group of

International Flavors &

Companies, Inc.*

1,470

(12,642)

Fragrances, Inc.

250

(9,765)

Wyndham Worldwide Corp.

780

(13,970)

Ecolab, Inc.

330

(14,187)

International Game Technology

600

(14,988)

Titanium Metals Corp.

1,050

(14,690)

Liz Claiborne, Inc.

1,090

(15,423)

Sonoco Products Co.

550

(17,023)

Jones Apparel Group, Inc.

1,220

(16,775)

Celanese Corp.

380

(17,351)

Marriott International, Inc. —

Ashland, Inc.

440

(21,208)

Class A

690

(18,106)

Eastman Chemical Co.

320

(22,035)

DR Horton, Inc.

1,670

(18,119)

Louisiana-Pacific Corp.

2,650

(22,499)

Eastman Kodak Co.

1,340

(19,336)

Sealed Air Corp.

1,840

(34,978)

Coach, Inc.*

690

(19,927)

Pactiv Corp.*

1,690

(35,879)

Pulte Homes, Inc.

2,130

(20,512)

Westlake Chemical Corp.

2,980

(44,283)

Toll Brothers, Inc.*

1,180

(22,101)

Weyerhaeuser Co.

1,070

(54,720)

Urban Outfitters, Inc.*

710

(22,145)

Bemis Co., Inc.

2,620

(58,740)

New York Times Co. — Class A

1,440

(22,162)

Newmont Mining Corp.

1,360

(70,938)

Las Vegas Sands Corp.*

540

(25,618)

AK Steel Holding Corp.

4,990

(344,310)

Goodyear Tire & Rubber Co.*

1,830

(32,629)

WABCO Holdings, Inc.

770

(35,774)

Total Materials

(824,421)

Starbucks Corp.*

2,390

(37,619)

CONSUMER DISCRETIONARY (2.2)%

H&R Block, Inc.

2,180

(46,652)

RH Donnelley Corp.*

370

(1,110)

Sirius Satellite Radio, Inc.*

32,250

(61,920)

KB Home

70

(1,185)

Saks, Inc.*

5,650

(62,037)

Harte-Hanks, Inc.

140

(1,603)

Triarc Companies, Inc.

9,990

(63,237)

Wynn Resorts Ltd.

20

(1,627)

O’Reilly Automotive, Inc.*

3,050

(68,167)

Gannett Co., Inc.

90

(1,950)

Total Consumer Discretionary

(859,854)

Office Depot, Inc.*

210

(2,297)

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

23

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2008

ABSOLUTE RETURN STRATEGIES FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

HEALTH CARE (2.6)%

Armstrong World Industries

1,130

$

(33,019)

Health Net, Inc.*

39

$

(938)

Union Pacific Corp.

490

(36,995)

Cardinal Health, Inc.

40

(2,063)

Masco Corp.

2,450

(38,538)

King Pharmaceuticals, Inc.*

420

(4,397)

Expeditors International

PDL BioPharma, Inc.

441

(4,683)

Washington, Inc.

1,100

(47,300)

WellCare Health Plans, Inc.*

130

(4,700)

Tyco International Ltd.

1,330

(53,253)

Health Management Associates,

Landstar System, Inc.

970

(53,563)

Inc. — Class A*

1,301

(8,470)

Owens Corning, Inc.*

2,370

(53,918)

Schering-Plough Corp.

520

(10,239)

CH Robinson Worldwide, Inc.

1,020

(55,937)

Forest Laboratories, Inc.*

310

(10,769)

Southwest Airlines Co.

5,380

(70,155)

Intuitive Surgical, Inc.*

50

(13,470)

Pitney Bowes, Inc.

2,530

(86,273)

Sepracor, Inc.*

690

(13,745)

Delta Air Lines, Inc.*

15,380

(87,666)

Celgene Corp.*

220

(14,051)

United Parcel Service, Inc. —

Mylan, Inc.*

1,170

(14,122)

Class B

1,980

(121,711)

Vertex Pharmaceuticals, Inc.*

600

(20,082)

Total Industrials

(1,028,885)

Amylin Pharmaceuticals, Inc.*

950

(24,121)

INFORMATION TECHNOLOGY (3.0)%

Advanced Medical Optics, Inc.*

1,390

(26,049)

Celestica, Inc.*

1

(8)

CooperCompanies, Inc.

710

(26,377)

Broadcom Corp. — Class A*

20

(546)

Omnicare, Inc.

1,120

(29,366)

Ciena Corp.*

70

(1,622)

Hospira, Inc.*

820

(32,890)

F5 Networks, Inc.*

80

(2,274)

ImClone Systems, Inc.*

1,010

(40,865)

MoneyGram International, Inc.

3,440

(3,130)

Genzyme Corp.*

620

(44,652)

Cadence Design Systems, Inc.*

410

(4,141)

Merck & Co., Inc.

1,200

(45,228)

VeriFone Holdings, Inc.*

440

(5,258)

Amgen, Inc.*

1,250

(58,950)

Integrated Device Technology,

Tenet Healthcare Corp.*

10,750

(59,770)

Inc.*

1,000

(9,940)

Invitrogen Corp.*

1,698

(66,663)

Google, Inc. — Class A*

20

(10,528)

Watson Pharmaceuticals, Inc.*

2,480

(67,382)

International Rectifier Corp.*

560

(10,752)

Gilead Sciences, Inc.*

1,280

(67,776)

Riverbed Technology, Inc.*

920

(12,622)

Allergan, Inc.

1,530

(79,637)

Sanmina-SCI Corp.*

11,570

(14,810)

Boston Scientific Corp.*

8,240

(101,270)

Tellabs, Inc.*

3,230

(15,020)

APP Pharmaceuticals, Inc.*

7,020

(117,374)

Cognizant Technology Solutions

Total Health Care

(1,010,099)

Corp. — Class A*

480

(15,605)

INDUSTRIALS (2.6)%

Teradyne, Inc.*

1,500

(16,605)

BE Aerospace, Inc.*

10

(233)

Unisys Corp.*

5,020

(19,829)

US Airways Group, Inc.*

220

(550)

Advanced Micro Devices, Inc.*

3,510

(20,463)

FedEx Corp.

30

(2,364)

Lexmark International, Inc. —

Hertz Global Holdings, Inc.*

330

(3,168)

Class A*

750

(25,073)

Avery Dennison Corp.

150

(6,589)

United Online, Inc.

2,810

(28,184)

Trinity Industries, Inc.

240

(8,326)

Micron Technology, Inc.*

4,900

(29,400)

UTi Worldwide, Inc.

540

(10,773)

Novell, Inc.*

5,050

(29,745)

HNI Corp.

640

(11,302)

Rambus, Inc.*

1,560

(29,749)

Continental Airlines, Inc.*

1,410

(14,255)

Acxiom Corp.

2,680

(30,793)

Stericycle, Inc.*

300

(15,510)

Paychex, Inc.

990

(30,967)

Graco, Inc.

410

(15,609)

Atmel Corp.*

9,452

(32,893)

Monster Worldwide, Inc.*

790

(16,282)

Akamai Technologies, Inc.*

970

(33,746)

Cintas Corp.

660

(17,497)

Activision, Inc.*

1,160

(39,521)

AMR Corp.*

3,450

(17,664)

NetApp, Inc.*

1,920

(41,587)

WESCO International, Inc.*

490

(19,620)

Jabil Circuit, Inc.

2,710

(44,471)

Dun & Bradstreet Corp.

260

(22,786)

LSI Logic Corp.*

7,650

(46,971)

Fastenal Co.

570

(24,601)

Motorola, Inc.

6,720

(49,325)

Rockwell Collins, Inc.

520

(24,939)

Tyco Electronics Ltd.

1,420

(50,864)

Corporate Executive Board Co.

610

(25,650)

Salesforce.com, Inc.*

750

(51,173)

Robert Half International, Inc.

1,370

(32,839)

WebMD Health Corp.*

1,890

(52,731)

24

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2008

ABSOLUTE RETURN STRATEGIES FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

Adobe Systems, Inc.*

1,340

$

(52,783)

Liberty Property Trust

510

$

(16,906)

Ansys, Inc.*

1,150

(54,188)

Public Storage

210

(16,966)

Tech Data Corp.*

1,980

(67,102)

Brandywine Realty Trust

1,080

(17,021)

Electronic Arts, Inc.*

2,190

(97,302)

Freddie Mac

1,080

(17,712)

JDS Uniphase Corp.*

8,650

(98,264)

Popular, Inc.

2,710

(17,859)

Total Information Technology

(1,179,985)

UDR, Inc.

850

(19,023)

FINANCIALS (4.6)%

Huntington Bancshares, Inc.

3,310

(19,099)

First Marblehead Corp.

170

(437)

Essex Property Trust, Inc.

180

(19,170)

Northern Trust Corp.

10

(686)

Developers Diversified Realty

CNA Financial Corp.

40

(1,006)

Corp.

560

(19,438)

Nasdaq OMX Group*

40

(1,062)

Capitol Federal Financial

520

(19,557)

Keycorp

110

(1,208)

Student Loan Corp.

200

(19,616)

AMBAC Financial Group, Inc.

990

(1,327)

First American Corp.

790

(20,856)

Old Republic International

Regency Centers Corp.

360

(21,283)

Corp.

120

(1,421)

Regions Financial Corp.

1,970

(21,493)

Camden Property Trust

40

(1,770)

XL Capital

1,050

(21,588)

CapitalSource, Inc.

180

(1,994)

Citigroup, Inc.

1,370

(22,961)

PMI Group, Inc.

1,060

(2,067)

Conseco, Inc.*

2,590

(25,693)

Comerica, Inc.

100

(2,563)

AvalonBay Communities, Inc.

300

(26,748)

SEI Investments Co.

150

(3,528)

M&T Bank Corp.

420

(29,627)

Morgan Stanley

120

(4,328)

Kimco Realty Corp.

870

(30,032)

East West Bancorp, Inc.

760

(5,366)

Endurance Specialty Holdings

HRPT Properties Trust

800

(5,416)

Ltd.

980

(30,174)

Equity Residential

190

(7,271)

Sovereign Bancorp, Inc.

4,740

(34,886)

Eaton Vance Corp.

200

(7,952)

Franklin Resources, Inc.

400

(36,660)

Whitney Holding Corp.

440

(8,052)

Lazard Ltd. — Class A

1,110

(37,906)

Webster Financial Corp.

470

(8,742)

New York Community Bancorp,

Kilroy Realty Corp.

190

(8,936)

Inc.

2,170

(38,713)

Fidelity National Financial —

Federal Realty Investment Trust

580

(40,020)

Class A

720

(9,072)

Allied Capital Corp.

2,960

(41,114)

Capital One Financial Corp.

240

(9,122)

Ventas, Inc.

990

(42,144)

Washington Mutual, Inc.

2,000

(9,860)

SLM Corp.*

2,240

(43,344)

General Growth Properties, Inc.

300

(10,509)

Fifth Third Bancorp

4,330

(44,079)

Jefferies Group, Inc.

650

(10,933)

Simon Property Group, Inc.

550

(49,440)

BRE Properties, Inc.

260

(11,253)

CME Group, Inc.

130

(49,815)

Merrill Lynch & Co., Inc.

360

(11,416)

Moody’s Corp.

1,450

(49,938)

CBL & Associates Properties,

Marsh & McLennan Companies,

Inc.

520

(11,877)

Inc.

1,910

(50,711)

First Horizon National Corp.

1,610

(11,962)

PNC Financial Services Group,

Duke Realty Corp.

550

(12,347)

Inc.

1,050

(59,955)

iStar Financial, Inc.

980

(12,946)

Bank of America Corp.

2,760

(65,881)

St Joe Co.

380

(13,042)

First Financial Bankshares, Inc.

7,180

(328,916)

Wachovia Corp.

840

(13,045)

Total Financials

(1,793,400)

Federal National Mortgage

Total Common Stocks Sold Short

Association

680

(13,267)

(Proceeds $9,615,797)

(8,782,384)

Taubman Centers, Inc.

280

(13,622)

National City Corp.

2,890

(13,785)

CB Richard Ellis Group, Inc. —

Class A*

810

(15,552)

Brown & Brown, Inc.

910

(15,825)

Zions Bancorporation

510

(16,060)

Leucadia National Corp.

350

(16,429)

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

25

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

June 30, 2008

ABSOLUTE RETURN STRATEGIES FUND

MARKET

UNREALIZED

CONTRACTS

VALUE

CONTRACTS

GAIN (LOSS)

OPTIONS WRITTEN (0.2)%

September 2008 Dow Jones Euro

Call Options On:

STOXX 50 Index Futures Contracts

Bois D’ Arc Energy, Inc.

(Aggregate Market Value

Expiring July 2008

of Contracts $2,119,277)

40

$

(114,693)

with strike price of 250

9

$

(405)

September 2008 Nikkei 225 Index

Anheuser-Busch Companies, Inc.

Futures Contracts

Expiring September 2008

(Aggregate Market Value

with strike price of 650

15

(2,175)

of Contracts $2,568,800)

38

(122,683)

July 2008 S&P 500 Index

September 2008 Russell 2000

Futures Contracts

Index Mini Futures Contracts

Expiring July 2008

(Aggregate Market Value

with strike price of 1280

15

(96,375)

of Contracts $5,243,240)

76

(210,205)

Total Options Written

September 2008 S&P 500 Index

(Premiums Received $276,129)

(98,955)

Mini Futures Contracts

Other Assets in Excess

(Aggregate Market Value

of Liabilities – 78.5%

$30,633,567

of Contracts $5,315,113)

83

(211,638)

Net Assets – 100.0%

$39,015,415

(Total Aggregate Market Value

of Contracts $23,844,042)

$

(637,651)

UNREALIZED

CONTRACTS

GAIN (LOSS)

FOREIGN CURRENCY FUTURES

CONTRACTS SOLD SHORT

FOREIGN CURRENCY FUTURES

September 2008 Japanese Yen

CONTRACTS PURCHASED

Futures Contracts

September 2008 Australian

(Aggregate Market Value

Dollar Futures Contracts

of Contracts $945,600)

8

$

(13,970)

(Aggregate Market Value

September 2008 Swiss Franc

of Contracts $1,138,680)

12

$

31,050

Futures Contracts

September 2008 British Pound

(Aggregate Market Value

Futures Contracts

of Contracts $1,101,938)

9

(23,591)

(Aggregate Market Value

(Total Aggregate Market Value

of Contracts $990,000)

8

23,080

of Contracts $2,047,538)

$

(37,561)

September 2008 New Zealand

Dollar Futures Contracts

FUTURES CONTRACTS SOLD SHORT

(Aggregate Market Value

September 2008 U.S. Dollar

of Contracts $978,380)

13

17,597

Index Futures Contracts

(Total Aggregate Market Value

(Aggregate Market Value

of Contracts $3,107,060)

$

71,727

of Contracts $3,714,585)

51

$

92,047

FUTURES CONTRACTS PURCHASED

September 2008 U.S. 10-Year

Treasury Note Index Futures

Contracts

(Aggregate Market Value

of Contracts $6,957,813)

61

$

91,038

September 2008 S&P 400 Index

Mini Futures Contracts

(Aggregate Market Value

of Contracts $1,639,800)

20

(69,470)

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at June 30, 2008 — See Note 10.

§

All or a portion of this security is pleged as short security collateral at June 30, 2008.

ADR — American Depository Receipt.

REIT — Real Estate Investment Trust.

26

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

ALTERNATIVE STRATEGIES ALLOCATION FUND

MARKET

SHARES

VALUE

MUTUAL FUNDS† 77.8%

Rydex Series Funds - Managed

Futures Strategy Fund —

Class H

47,737

$1,370,993

Rydex Variable Trust -

Commodities Strategy Fund*

12,269

406,356

Rydex Variable Trust -

Absolute Return

Strategies Fund

13,606

345,450

Rydex Variable Trust - Real

Estate Fund

8,114

258,439

Total Mutual Funds

(Cost $2,323,774)

2,381,238

CURRENCY EXCHANGE TRADED FUNDS 15.5%

PowerShares DB G10

Currency Harvest Fund*

17,510

473,120

Total Currency Exchange

Traded Funds

(Cost $468,702)

473,120

FACE

AMOUNT

REPURCHASE AGREEMENT 7.5%

Repurchase Agreement (Note 6)

Lehman Brothers Holdings, Inc.

issued 06/30/08 at 0.25%

due 07/01/08

$230,901

230,901

Total Repurchase Agreement

(Cost $230,901)

230,901

Total Investments 100.8%

(Cost $3,023,377)

$3,085,259

Liabilities in Excess

of Other Assets – (0.8)%

$

(24,266)

Net Assets – 100.0%

$ 3,060,993

*

Non-Income Producing Security.

†

Affiliated Funds

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

27

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

COMMODITIES STRATEGY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

EXCHANGE TRADED FUNDS 11.9%

SECURITIES LENDING COLLATERAL 0.4%

iShares S&P GSCI

Mount Vernon Securities

Commodity Indexed

Lending Trust Prime

Trust*†

154,530

$ 11,507,849

Portfolio (Note 10)

426,118

$

426,118

Total Exchange Traded Funds

Total Securities Lending Collateral

(Cost $9,634,695)

11,507,849

(Cost $426,118)

426,118

FACE

Total Investments 56.5%

AMOUNT

(Cost $30,871,310)

$54,787,079

Other Assets in Excess

STRUCTURED NOTES†† 44.2%

of Liabilities – 43.5%

$42,113,175

Credit Suisse Group,

S&P GSCI Total Return

Net Assets – 100.0%

$96,900,254

Linked Notes at 2.45%

due 09/30/08

$7,175,449

20,032,023

Swedish Export Credit Corp.,

S&P GSCI Total Return

Linked Notes at 2.44%

due 01/22/09

5,000,000

10,923,317

Eksportfinans ASA,

S&P GSCI Total Return

Linked Notes at 2.67%

due 06/12/09

3,500,000

4,507,536

Goldman Sachs Group, Inc.,

S&P GSCI Total Return

Linked Notes at 2.58%

due 03/16/09

2,000,000

3,569,190

Swedish Export Credit Corp.,

S&P GSCI Total Return

Linked Notes at 2.50%

due 11/17/08

1,000,000

2,252,421

Swedish Export Credit Corp.,

S&P GSCI Total Return

Linked Notes at 2.53%

due 03/27/09

1,000,000

1,568,625

Total Structured Notes

(Cost $20,810,497)

42,853,112

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at June 30, 2008 — See Note 10.

††

Structured Notes are leveraged, providing an exposure to the underlying benchmark greater than the face amount. The total exposure to the

S&P GSCI Total Return Index is $82,289,330 as of June 30, 2008 — See Note 2.

28

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

HEDGED EQUITY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 39.5%

INDUSTRIALS 5.7%

Flowserve Corp.§

210

$

28,707

FINANCIALS 7.3%

Deere & Co.§

390

28,131

Travelers Companies, Inc.§

830

$

36,022

Norfolk Southern Corp.†§

410

25,695

Allied World Assurance Company

Brink’s Co.§

350

22,897

Holdings Ltd

870

34,469

SPX Corp.§

160

21,077

Aon Corp.§

590

27,105

Ryder System, Inc.†§

260

17,909

Plum Creek Timber Co., Inc. (REIT)§

630

26,907

Eaton Corp.§

210

17,844

Hanover Insurance Group, Inc.§

610

25,925

Precision Castparts Corp.§

180

17,346

Ameriprise Financial, Inc.§

630

25,622

Waste Management, Inc.§

460

17,347

MetLife, Inc.†§

450

23,746

Joy Global, Inc.§

180

13,649

Charles Schwab Corp.§

1,150

23,621

Cummins, Inc.§

160

10,483

Loews Corp.†§

500

23,450

AGCO Corp.*§

200

10,482

ProLogis†§

430

23,370

Caterpillar, Inc.

140

10,335

Transatlantic Holdings, Inc.

400

22,588

Quanta Services, Inc.*†§

310

10,314

Annaly Capital Management, Inc.†

1,360

21,094

Steelcase, Inc. — Class A†

920

9,228

Arthur J. Gallagher & Co.†§

840

20,244

ABB Ltd. — SP ADR*†

310

8,779

JPMorgan Chase & Co.§

580

19,900

Foster Wheeler Ltd.*

120

8,778

Goldman Sachs Group, Inc.§

110

19,239

Manitowoc Co., Inc.§

260

8,458

Allstate Corp.§

390

17,780

First Solar, Inc.*†

30

8,185

Chubb Corp.†§

340

16,663

Jacobs Engineering Group, Inc.*†

100

8,070

ACE Ltd.§

300

16,527

DryShips Inc.†

100

8,018

Federated Investors, Inc. — Class B§

470

16,177

Fluor Corp.

40

7,443

Hartford Financial Services Group,

Danaher Corp.†

90

6,957

Inc.§

230

14,851

Timken Co.§

200

6,588

Alleghany Corp.*†

40

13,282

Emerson Electric Co.§

130

6,428

AFLAC, Inc.§

200

12,560

GATX Corp.†§

140

6,206

Blackrock, Inc.†

70

12,390

Illinois Tool Works, Inc.†

130

6,176

Invesco Ltd.

490

11,750

KBR, Inc.§

170

5,935

Axis Capital Holdings Ltd.†

390

11,626

United Rentals, Inc.*§

300

5,883

Unum Group§

510

10,429

Genco Shipping & Trading Ltd.†

90

5,868

Genworth Financial, Inc. —

Kirby Corp.*†

120

5,760

Class A§

470

8,371

McDermott International, Inc.*

90

5,570

Hudson City Bancorp, Inc.§

500

8,340

Alexander & Baldwin, Inc.†

120

5,466

Janus Capital Group, Inc.§

310

8,206

Copart, Inc.*†§

120

5,138

Everest Re Group Ltd.§

100

7,971

Eagle Bulk Shipping Inc.†

170

5,027

Host Hotels & Resorts, Inc.†§

570

7,780

CSX Corp.

80

5,025

W.R. Berkley Corp.§

320

7,731

Paccar, Inc.†

120

5,020

American Financial Group, Inc.§

250

6,688

Burlington Northern Santa Fe Corp.

50

4,994

Cincinnati Financial Corp.†§

240

6,096

ITT Corporation

70

4,433

Protective Life Corp.§

160

6,088

Canadian National Railway Co.

90

4,327

IntercontinentalExchange, Inc.*

50

5,700

Woodward Governor Co.

120

4,279

Jones Lang LaSalle, Inc.§

90

5,417

Parker Hannifin Corp.†

60

4,279

People’s United Financial, Inc.†

320

4,992

Ingersoll-Rand Co. — Class A

110

4,117

Bank of New York Mellon Corp.§

100

3,783

Dover Corp.†

80

3,870

Macerich Co.†

60

3,728

CNH Global NV†

100

3,397

Investment Technology Group, Inc.*

100

3,346

URS Corp.*§

80

3,358

State Street Corp.§

50

3,200

TBS International Ltd. — Class A*†

80

3,196

HCP, Inc.§

70

2,227

Chicago Bridge & Iron, Co. NV

80

3,186

Guaranty Financial Group, Inc.*†

330

1,772

Energy Conversion Devices, Inc.*

40

2,946

Discover Financial Services§

80

1,054

Roper Industries, Inc.†

40

2,635

Aircastle Ltd.†

80

673

Terex Corp.*

50

2,568

T. Rowe Price Group, Inc.

10

565

American Commercial Lines, Inc.*†

230

2,514

Total Financials

631,065

GrafTech International Ltd.*†

90

2,415

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

29

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2008

HEDGED EQUITY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

AMETEK, Inc.

50

$

2,361

Royal Dutch Shell PLC — SP ADR

40

$

3,268

Suntech Power Holdings Co. Ltd. —

Quicksilver Resources, Inc.*

80

3,091

SP ADR*†

60

2,248

Canadian Natural Resources Ltd.

30

3,007

Sunpower Corp.*†

30

2,159

Occidental Petroleum Corp.

30

2,696

EMCOR Group, Inc.*†

70

1,997

EOG Resources, Inc.†

20

2,624

J.B. Hunt Transport Services, Inc.†

60

1,997

Devon Energy Corp.

20

2,403

Kansas City Southern*†

40

1,760

XTO Energy, Inc.†

30

2,055

Brady Corp. — Class A†

50

1,726

Marathon Oil Corp.

30

1,556

Horizon Lines, Inc. — Class A†

170

1,691

Oceaneering International, Inc.*†

20

1,541

Oshkosh Truck Corp.§

80

1,655

Consol Energy, Inc.†

10

1,124

American Superconductor Corp.*†

40

1,434

Total Energy

463,142

Con-way, Inc.†

30

1,418

CONSUMER DISCRETIONARY 4.1%

Perini Corp.*†

40

1,322

Hasbro, Inc.§

790

28,219

Regal-Beloit Corp.

30

1,267

DIRECTV Group, Inc.*§

980

25,392

Shaw Group, Inc.*

20

1,236

McDonald’s Corp.§

430

24,175

Hubbell, Inc. — Class B†

30

1,196

Regal Entertainment Group —

Knight Transportation, Inc.†

60

1,098

Class A†

1,470

22,462

UAL Corp.†

200

1,044

Service Corporation International§

2,040

20,114

Heartland Express, Inc.†

70

1,044

Walt Disney Co.§

540

16,848

Belden, Inc.†

30

1,016

Time Warner, Inc.§

1,040

15,392

Granite Construction, Inc.§

30

946

Comcast Corp. — Class A§

750

14,227

Werner Enterprises, Inc.†

50

929

Burger King Holdings, Inc.

530

14,199

General Cable Corp.*

10

608

TJX Companies, Inc.§

430

13,532

Avis Budget Group, Inc.*†

70

586

Home Depot, Inc.†§

570

13,349

Total Industrials

495,474

DreamWorks Animation SKG,

ENERGY 5.4%

Inc. — Class A*

433

12,908

National-Oilwell Varco, Inc.*†§

510

45,247

Amazon.com, Inc.*†

150

10,999

ENSCO International, Inc.†§

440

35,525

Lowe’s Companies, Inc.†

510

10,582

ConocoPhillips§

340

32,093

Carnival Corp.†§

310

10,218

Transocean, Inc.*§

200

30,478

Liberty Media Corp. - Capital*

610

8,784

Anadarko Petroleum Corp.§

360

26,942

Royal Caribbean Cruises Ltd.†

390

8,763

Cimarex Energy Co.§

380

26,475

CTC Media, Inc.*

310

7,645

SEACOR Holdings, Inc.*†

290

25,958

Liberty Global, Inc. — Class A*†

230

7,229

Noble Corp.§

370

24,035

Mohawk Industries, Inc.*†§

110

7,051

Chesapeake Energy Corp.§

310

20,448

BorgWarner, Inc.§

140

6,213

Superior Energy Services*§

350

19,299

Discovery Holding Co. — Class A*

270

5,929

Cameron International Corp.*§

300

16,605

GameStop Corp. — Class A*§

140

5,656

Valero Energy Corp.§

320

13,178

Central European Media

Denbury Resources, Inc.*§

330

12,045

Enterprises Ltd. — Class A*†

60

5,432

Frontline Ltd.†

170

11,863

Expedia, Inc.*§

280

5,146

Unit Corp.*†

140

11,616

Big Lots, Inc.*§

150

4,686

Halliburton Co.

180

9,553

Whirlpool Corp.§

70

4,321

FMC Technologies, Inc.*§

120

9,232

Yum! Brands, Inc.†

110

3,860

Weatherford International Ltd.*

180

8,926

Nike, Inc. — Class B§

50

2,981

Diamond Offshore Drilling, Inc.†

60

8,348

Guess?, Inc.§

70

2,622

Tenaris SA — SP ADR†

110

8,195

Johnson Controls, Inc.§

90

2,581

Massey Energy Co.

80

7,500

Polo Ralph Lauren Corp.†

40

2,511

Exxon Mobil Corp.

70

6,169

Garmin Ltd.†

50

2,142

Apache Corp.†

40

5,560

TRW Automotive Holdings Corp.*

90

1,662

Smith International, Inc.†

60

4,988

AutoZone, Inc.*

10

1,210

BP PLC — SP ADR†

70

4,870

Brunswick Corp.†

60

636

Chevron Corp.

40

3,965

RadioShack Corp.†

50

614

Hess Corp.

30

3,786

M.D.C. Holdings, Inc.†

10

391

Helmerich & Payne, Inc.†

50

3,601

Total Consumer Discretionary

350,681

Range Resources Corp.

50

3,277

30

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2008

HEDGED EQUITY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

INFORMATION TECHNOLOGY 4.0%

Aetna, Inc.§

300

$

12,159

MEMC Electronic Materials, Inc.*§

500

$

30,770

UnitedHealth Group, Inc.§

450

11,812

Hewlett-Packard Co.§

610

26,968

McKesson Corp.§

210

11,741

Synopsys, Inc.*§

1,120

26,779

DENTSPLY International, Inc.§

300

11,040

Applied Materials, Inc.§

1,180

22,526

Charles River Laboratories

EMC Corp*§

1,330

19,538

International, Inc.*§

150

9,588

AVX Corp.

1,470

16,626

Quest Diagnostics, Inc.§

170

8,240

Juniper Networks, Inc.*§

740

16,413

Express Scripts, Inc.*†§

110

6,899

Apple, Inc.*

80

13,395

Covance, Inc.*†

80

6,882

NCR Corp.*§

520

13,104

Hill-Rom Holdings, Inc.†

240

6,475

Xerox Corp.§

860

11,662

Medco Health Solutions, Inc.*§

130

6,136

Vishay Intertechnology, Inc.*§

1,210

10,733

Warner Chilcott Ltd.*†

330

5,593

Computer Sciences Corp.*§

200

9,368

Community Health Systems, Inc.*§

160

5,277

Zebra Technologies Corp. —

Biogen Idec, Inc.*§

90

5,030

Class A*§

280

9,139

Coventry Health Care, Inc.*§

160

4,867

Affiliated Computer Services, Inc. —

Lincare Holdings, Inc.*§

170

4,828

Class A*†§

160

8,558

Brookdale Senior Living, Inc.

230

4,683

Arrow Electronics, Inc.*†§

260

7,987

Pharmaceutical Product

MasterCard, Inc.†

30

7,966

Development, Inc.§

100

4,290

Nvidia Corp.*§

410

7,675

Genentech, Inc.*

50

3,795

Avnet, Inc.*§

280

7,638

Humana, Inc.*§

70

2,784

Cypress Semiconductor Corp.*§

300

7,425

Total Health Care

308,944

VeriSign, Inc.*§

190

7,182

MATERIALS 3.0%

International Business Machines

Crown Holdings, Inc.*

970

25,210

Corp.

60

7,112

The Mosaic Co.*

140

20,258

Western Digital Corp.*§

200

6,906

United States Steel Corp.§

100

18,478

Hewitt Associates, Inc. — Class A*

170

6,516

Lubrizol Corp.§

370

17,142

Dolby Laboratories, Inc. — Class A*

160

6,448

Dow Chemical Co.†§

470

16,408

Novellus Systems, Inc.*†§

250

5,297

Alcoa, Inc.§

400

14,248

Trimble Navigation Ltd.*

130

4,641

Potash Corporation of

CommScope, Inc.*§

80

4,222

Saskatchewan†

50

11,428

Convergys Corp.*§

270

4,012

Steel Dynamics, Inc.§

270

10,549

Dell, Inc.*†

170

3,720

Reliance Steel & Aluminum Co.†§

110

8,480

EchoStar Corp. — Class A*

100

3,122

Commercial Metals Co.§

220

8,294

Lam Research Corp.*

80

2,892

Monsanto Co.

60

7,586

KLA-Tencor Corp.§

70

2,850

International Paper Co.†§

310

7,223

Seagate Technology†

80

1,530

Nalco Holding Co.†

340

7,191

Sun Microsystems, Inc.*†

120

1,306

Southern Copper Corp.

60

6,398

Teradata Corp.*

50

1,157

Praxair, Inc.

60

5,654

SanDisk Corp.*†

50

935

Agrium, Inc.

50

5,377

Diebold, Inc.

20

712

E.I. du Pont de Nemours and Co.†§

120

5,147

Ingram Micro, Inc. — Class A*

30

532

BHP Billiton Ltd. — SP ADR†

60

5,111

Brocade Communications Systems,

ArcelorMittal†

50

4,954

Inc.*†

40

330

Rio Tinto PLC — SP ADR†

10

4,950

Total Information Technology

345,692

Temple-Inland, Inc.§

430

4,846

HEALTH CARE 3.6%

Cleveland-Cliffs, Inc.†

40

4,768

Thermo Fisher Scientific, Inc.*§

860

47,928

Allegheny Technologies, Inc.§

80

4,742

Baxter International, Inc.§

590

37,725

Companhia Vale do Rio Doce —

WellPoint, Inc.*†§

510

24,307

SP ADR†

130

4,657

C.R. Bard, Inc.†§

260

22,867

Albemarle Corp.†§

110

4,390

Pfizer, Inc.§

990

17,295

Air Products & Chemicals, Inc.

40

3,954

Millipore Corp.*§

210

14,251

Anglo American PLC — SP ADR

100

3,545

LifePoint Hospitals, Inc.*†§

440

12,452

Sigma-Aldrich Corp.

50

2,693

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

31

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2008

HEDGED EQUITY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

POSCO — SP ADR†

20

$

2,596

U.S. Cellular Corp.*

150

$

8,482

Goldcorp, Inc.†

50

2,309

American Tower Corp. — Class A*§

200

8,450

PPG Industries, Inc.

40

2,295

SBA Communications Corp.*

210

7,562

Barrick Gold Corp.†

50

2,275

AT&T, Inc.§

220

7,412

Nucor Corp.†

20

1,493

NII Holdings, Inc. — Class B*†

80

3,799

Teck Cominco Ltd. - Class B†

30

1,439

MetroPCS Communications, Inc.*

20

354

Freeport-McMoRan Copper & Gold,

Total Telecommunication Services

114,529

Inc.†

10

1,172

Total Common Stocks

Olympic Steel, Inc.

1

76

(Cost $3,326,483)

3,402,757

Total Materials

257,336

UTILITIES 2.8%

EXCHANGE TRADED FUNDS 8.6%

NRG Energy, Inc.*†

820

35,178

iShares MSCI Emerging Markets

Questar Corp.§

390

27,706

Index Fund†

3,540

479,953

Pepco Holdings, Inc.§

1,060

27,189

Eaton Vance Tax-Managed

Public Service Enterprise Group,

Buy-Write Income Fund

2,330

39,214

Inc.§

500

22,965

Eaton Vance Tax-Managed

DPL, Inc.§

800

21,104

Buy-Write Opportunities Fund†

2,350

38,469

AES Corp.*§

1,090

20,939

Nuveen Equity Premium and

PPL Corp.§

330

17,249

Growth Fund†

2,410

37,042

Energen Corp.§

190

14,826

Nuveen Equity Premium Opportunity

DTE Energy Co.§

340

14,430

Fund

2,410

36,994

Xcel Energy, Inc.†§

450

9,031

Nuveen Core Equity Alpha Fund

2,510

36,144

PG&E Corp.§

190

7,541

First Trust Enhanced Equity Income

Oneok, Inc.§

150

7,324

Fund, Inc.

2,620

34,794

TECO Energy, Inc.§

240

5,158

Liberty All Star Equity Fund

5,920

34,750

Constellation Energy Group, Inc.§

60

4,926

Total Exchange Traded Funds

SCANA Corp.§

130

4,810

(Cost $721,328)

737,360

Alliant Energy Corp.

20

685

SECURITIES LENDING COLLATERAL 8.9%

Total Utilities

241,061

Mount Vernon Securities Lending

CONSUMER STAPLES 2.3%

Trust Prime Portfolio (Note 10)

770,164

770,164

Herbalife Ltd.†

960

37,200

Total Securities Lending Collateral

Costco Wholesale Corp.†

320

22,445

(Cost $770,164)

770,164

Molson Coors Brewing Co. —

Total Long Securities 57.0%

Class B§

400

21,732

(Cost $4,817,975)

$

4,910,281

Wal-Mart Stores, Inc.§

340

19,108

Bunge Ltd.†

120

12,923

COMMON STOCKS SOLD SHORT (33.9)%

Pepsi Bottling Group, Inc.§

390

10,889

Archer-Daniels-Midland Co.§

300

10,125

TELECOMMUNICATION SERVICES (0.1)%

PepsiAmericas, Inc.§

510

10,088

Qwest Communications

Safeway, Inc.§

350

9,992

International

40

(157)

Reynolds American, Inc.†§

210

9,800

Sprint Nextel Corp.

1,150

(10,925)

NBTY, Inc.*§

200

6,412

Total Telecommunication Services

(11,082)

Coca-Cola Co.§

110

5,718

CONSUMER STAPLES (2.3)%

Del Monte Foods Co.

800

5,680

Altria Group, Inc.

60

(1,234)

CVS Caremark Corp.§

130

5,144

Hansen Natural Corp.*

80

(2,306)

BJ’s Wholesale Club, Inc.*†

100

3,870

Rite Aid Corp.*

3,540

(5,629)

SUPERVALU, INC.§

120

3,707

Bare Escentuals, Inc.*

370

(6,930)

Total Consumer Staples

194,833

Constellation Brands, Inc. —

TELECOMMUNICATION SERVICES 1.3%

Class A*

490

(9,731)

Verizon Communications, Inc.§

1,080

38,232

Dean Foods Co.*

860

(16,873)

CenturyTel, Inc.†§

630

22,422

Walgreen Co.

590

(19,181)

Crown Castle International Corp.*†

460

17,816

Sara Lee Corp.

1,630

(19,968)

32

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2008

HEDGED EQUITY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

Colgate-Palmolive Co.

300

$

(20,730)

Harte-Hanks, Inc.

50

$

(572)

Hershey Co.

690

(22,618)

Gannett Co., Inc.

30

(650)

Alberto-Culver Co.

1,020

(26,795)

Wynn Resorts Ltd.

10

(814)

Avon Products, Inc.

1,310

(47,186)

ITT Educational Services, Inc.*

10

(826)

Total Consumer Staples

(199,181)

Office Depot, Inc.*

80

(875)

ENERGY (2.7)%

Jarden Corp.*

50

(912)

SandRidge Energy, Inc.*

10

(646)

Dick’s Sporting Goods, Inc.*

60

(1,064)

Frontier Oil Corp.

30

(717)

Idearc, Inc.

490

(1,152)

Patterson-UTI Energy, Inc.

40

(1,442)

Ryland Group, Inc.

60

(1,309)

Southwestern Energy Co.*

40

(1,904)

JC Penney Co., Inc.

40

(1,452)

Sunoco, Inc.

60

(2,441)

Lennar Corp. — Class A

120

(1,481)

Tesoro Corp.

130

(2,570)

Boyd Gaming Corp.

130

(1,633)

Cheniere Energy, Inc.*

960

(4,195)

Chico’s FAS, Inc.*

330

(1,772)

Holly Corp.

120

(4,430)

Pool Corp.

130

(2,309)

El Paso Corp.

220

(4,783)

Virgin Media, Inc.

180

(2,450)

W&T Offshore, Inc.

130

(7,606)

OfficeMax, Inc.

220

(3,058)

Continental Resources, Inc.*

130

(9,012)

Coldwater Creek, Inc.*

590

(3,115)

Overseas Shipholding Group

170

(13,518)

Macy’s, Inc.

170

(3,301)

Baker Hughes, Inc.

170

(14,848)

AnnTaylor Stores Corp.*

140

(3,354)

Tetra Technologies, Inc.*

800

(18,968)

Career Education Corp.*

230

(3,360)

Teekay Corp.

420

(18,976)

Tim Hortons, Inc.

120

(3,443)

Peabody Energy Corp.

220

(19,371)

Warner Music Group Corp.

490

(3,499)

Plains Exploration & Production

Foot Locker, Inc.

290

(3,611)

Co.*

320

(23,350)

Apollo Group, Inc. — Class A*

90

(3,983)

BJ Services Co.

790

(25,233)

Harman International Industries, Inc.

100

(4,139)

Newfield Exploration Co.*

410

(26,753)

Scientific Games Corp. — Class A*

140

(4,147)

Nabors Industries Ltd.*

610

(30,030)

DreamWorks Animation SKG, Inc. —

Class A*

143

(4,263)

Total Energy

(230,793)

Cablevision Systems Corp. —

UTILITIES (2.9)%

Class A*

190

(4,294)

Northeast Utilities

30

(766)

Hearst-Argyle Television, Inc.

240

(4,608)

Atmos Energy Corp.

60

(1,654)

Centex Corp.

350

(4,680)

Duke Energy Corp.

110

(1,912)

Interpublic Group of Companies,

Centerpoint Energy, Inc.

160

(2,568)

Inc.*

560

(4,816)

Exelon Corp.

60

(5,398)

Wyndham Worldwide Corp.

300

(5,373)

Great Plains Energy, Inc.

230

(5,814)

International Game Technology

230

(5,745)

Reliant Energy, Inc.*

340

(7,232)

Liz Claiborne, Inc.

420

(5,943)

Pinnacle West Capital Corp.

240

(7,385)

Jones Apparel Group, Inc.

470

(6,463)

Southern Union Co.

320

(8,646)

Marriott International, Inc. —

Consolidated Edison, Inc.

240

(9,382)

Class A

260

(6,822)

Equitable Resources, Inc.

160

(11,050)

DR Horton, Inc.

640

(6,944)

Allegheny Energy, Inc.

290

(14,532)

Eastman Kodak Co.

510

(7,359)

Ameren Corp.

370

(15,625)

Coach, Inc.*

260

(7,509)

NiSource, Inc.

1,010

(18,099)

Pulte Homes, Inc.

810

(7,800)

OGE Energy Corp.

590

(18,709)

Urban Outfitters, Inc.*

270

(8,421)

Sierra Pacific Resources

1,600

(20,336)

Toll Brothers, Inc.*

450

(8,429)

CMS Energy Corp.

1,520

(22,648)

New York Times Co. — Class A

550

(8,465)

Aqua America, Inc.

1,450

(23,156)

Las Vegas Sands Corp.*

210

(9,962)

Hawaiian Electric Industries, Inc.

1,050

(25,966)

Goodyear Tire & Rubber Co.*

700

(12,481)

Dynegy, Inc. — Class A*

3,690

(31,550)

WABCO Holdings, Inc.

290

(13,473)

Total Utilities

(252,428)

Starbucks Corp.*

910

(14,323)

CONSUMER DISCRETIONARY (3.0)%

H&R Block, Inc.

830

(17,762)

RH Donnelley Corp.*

140

(420)

Saks, Inc.*

2,050

(22,509)

KB Home

30

(508)

Total Consumer Discretionary

(257,653)

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

33

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2008

HEDGED EQUITY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

MATERIALS (3.1)%

Landstar System, Inc.

360

$

(19,879)

Olympic Steel, Inc.

1

$

(76)

Tyco International Ltd.

510

(20,420)

RPM International, Inc.

20

(412)

Owens Corning, Inc.*

900

(20,475)

Vulcan Materials Co.

10

(598)

CH Robinson Worldwide, Inc.

390

(21,388)

Smurfit-Stone Container Corp.*

150

(610)

Southwest Airlines Co.

2,050

(26,732)

Scotts Miracle-Gro Co. - Class A

90

(1,581)

Pitney Bowes, Inc.

970

(33,077)

Owens-Illinois, Inc.*

60

(2,501)

United Parcel Service, Inc. —

Cabot Corp.

110

(2,674)

Class B

761

(46,725)

Eagle Materials, Inc.

140

(3,546)

Total Industrials

(353,631)

Chemtura Corp.

630

(3,679)

HEALTH CARE (4.2)%

International Flavors & Fragrances,

Health Net, Inc.*

20

(481)

Inc.

100

(3,906)

Cardinal Health, Inc.

10

(516)

Ecolab, Inc.

110

(4,729)

King Pharmaceuticals, Inc.*

160

(1,675)

Titanium Metals Corp.

400

(5,596)

PDL BioPharma, Inc.

170

(1,805)

Celanese Corp.

130

(5,936)

WellCare Health Plans, Inc.*

50

(1,807)

Sonoco Products Co.

210

(6,500)

Invitrogen Corp.*

60

(2,356)

Eastman Chemical Co.

110

(7,575)

Health Management Associates,

Ashland, Inc.

170

(8,194)

Inc. — Class A*

500

(3,255)

Louisiana-Pacific Corp.

1,010

(8,575)

Schering-Plough Corp.

200

(3,938)

Sealed Air Corp.

700

(13,307)

Forest Laboratories, Inc.*

120

(4,169)

Pactiv Corp.*

650

(13,800)

Celgene Corp.*

80

(5,110)

Westlake Chemical Corp.

1,140

(16,940)

Sepracor, Inc.*

260

(5,179)

Weyerhaeuser Co.

410

(20,967)

Intuitive Surgical, Inc.*

20

(5,388)

Bemis Co., Inc.

1,000

(22,420)

Mylan, Inc.*

450

(5,431)

Newmont Mining Corp.

510

(26,602)

Vertex Pharmaceuticals, Inc.*

230

(7,698)

AK Steel Holding Corp.

1,260

(86,940)

Amylin Pharmaceuticals, Inc.*

360

(9,140)

Total Materials

(267,664)

Advanced Medical Optics, Inc.*

530

(9,932)

INDUSTRIALS (4.1)%

CooperCompanies, Inc.

270

(10,030)

US Airways Group, Inc.*

80

(200)

Omnicare, Inc.

430

(11,275)

FedEx Corp.

10

(788)

Hospira, Inc.*

310

(12,434)

Hertz Global Holdings, Inc.*

90

(864)

ImClone Systems, Inc.*

380

(15,375)

Delta Air Lines, Inc.*

410

(2,337)

Genzyme Corp.*

240

(17,285)

Avery Dennison Corp.

60

(2,636)

Merck & Co., Inc.

460

(17,337)

Trinity Industries, Inc.

90

(3,122)

Amgen, Inc.*

480

(22,637)

UTi Worldwide, Inc.

210

(4,189)

Tenet Healthcare Corp.*

4,100

(22,796)

HNI Corp.

250

(4,415)

Watson Pharmaceuticals, Inc.*

950

(25,812)

Continental Airlines, Inc.*

540

(5,459)

Gilead Sciences, Inc.*

490

(25,946)

Graco, Inc.

150

(5,710)

Allergan, Inc.

580

(30,189)

Monster Worldwide, Inc.*

300

(6,183)

Boston Scientific Corp.*

2,990

(36,747)

Stericycle, Inc.*

120

(6,204)

APP Pharmaceuticals, Inc.*

2,680

(44,810)

Cintas Corp.

250

(6,628)

Total Health Care

(360,553)

Union Pacific Corp.

88

(6,644)

INFORMATION TECHNOLOGY (4.6)%

AMR Corp.*

1,310

(6,707)

Broadcom Corp. — Class A*

10

(273)

WESCO International, Inc.*

190

(7,608)

Ciena Corp.*

30

(695)

Dun & Bradstreet Corp.

100

(8,764)

F5 Networks, Inc.*

30

(853)

Fastenal Co.

220

(9,495)

MoneyGram International, Inc.

1,310

(1,192)

Rockwell Collins, Inc.

200

(9,592)

Cadence Design Systems, Inc.*

160

(1,616)

Corporate Executive Board Co.

230

(9,672)

VeriFone Holdings, Inc.*

170

(2,031)

Robert Half International, Inc.

520

(12,464)

Integrated Device Technology, Inc.*

380

(3,777)

Armstrong World Industries

430

(12,565)

International Rectifier Corp.*

210

(4,032)

Masco Corp.

930

(14,629)

Riverbed Technology, Inc.*

330

(4,528)

Expeditors International

Google, Inc. — Class A*

10

(5,264)

Washington, Inc.

420

(18,060)

Sanmina-SCI Corp.*

4,410

(5,645)

34

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

June 30, 2008

HEDGED EQUITY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

Tellabs, Inc.*

1,230

$

(5,720)

Merrill Lynch & Co., Inc.

140

$

(4,439)

Cognizant Technology Solutions

CBL & Associates Properties, Inc.

200

(4,568)

Corp. — Class A*

180

(5,852)

First Horizon National Corp.

620

(4,607)

Teradyne, Inc.*

570

(6,310)

Duke Realty Corp.

210

(4,714)

Unisys Corp.*

1,910

(7,545)

St Joe Co.

140

(4,805)

Advanced Micro Devices, Inc.*

1,340

(7,812)

iStar Financial, Inc.

370

(4,888)

Lexmark International, Inc. —

Wachovia Corp.

320

(4,970)

Class A*

280

(9,360)

Federal National Mortgage

Micron Technology, Inc.*

1,870

(11,220)

Association

260

(5,073)

Rambus, Inc.*

590

(11,251)

National City Corp.

1,100

(5,247)

Novell, Inc.*

1,930

(11,368)

Taubman Centers, Inc.

110

(5,351)

Acxiom Corp.

1,020

(11,720)

CB Richard Ellis Group, Inc. —

Paychex, Inc.

380

(11,886)

Class A*

310

(5,952)

Atmel Corp.*

3,602

(12,535)

Zions Bancorporation

190

(5,983)

Akamai Technologies, Inc.*

370

(12,872)

Brown & Brown, Inc.

350

(6,086)

Activision, Inc.*

440

(14,991)

Leucadia National Corp.

130

(6,102)

NetApp, Inc.*

720

(15,595)

Liberty Property Trust

190

(6,298)

Jabil Circuit, Inc.

1,030

(16,902)

Brandywine Realty Trust

410

(6,462)

LSI Logic Corp.*

2,920

(17,929)

Public Storage

80

(6,463)

Motorola, Inc.

2,560

(18,790)

Freddie Mac

410

(6,724)

Tyco Electronics Ltd.

540

(19,343)

Popular, Inc.

1,030

(6,788)

Salesforce.com, Inc.*

290

(19,787)

Huntington Bancshares, Inc.

1,260

(7,270)

Adobe Systems, Inc.*

510

(20,089)

Developers Diversified Realty Corp.

210

(7,289)

Tech Data Corp.*

760

(25,756)

UDR, Inc.

330

(7,385)

Electronic Arts, Inc.*

830

(36,877)

Essex Property Trust, Inc.

70

(7,455)

JDS Uniphase Corp.*

3,301

(37,522)

Capitol Federal Financial

200

(7,522)

Total Information Technology

(398,938)

Student Loan Corp.

80

(7,846)

FINANCIALS (6.9)%

First American Corp.

300

(7,920)

First Marblehead Corp.

60

(154)

Regions Financial Corp.

750

(8,182)

Keycorp

40

(439)

XL Capital

400

(8,224)

CNA Financial Corp.

20

(503)

Regency Centers Corp.

140

(8,277)

AMBAC Financial Group, Inc.

380

(509)

Fifth Third Bancorp

820

(8,348)

Nasdaq OMX Group*

20

(531)

Citigroup, Inc.

520

(8,715)

Old Republic International Corp.

50

(592)

AvalonBay Communities, Inc.

110

(9,808)

CapitalSource, Inc.

70

(776)

Conseco, Inc.*

990

(9,821)

PMI Group, Inc.

400

(780)

M&T Bank Corp.

160

(11,286)

Camden Property Trust

20

(885)

Kimco Realty Corp.

330

(11,392)

Comerica, Inc.

40

(1,025)

Endurance Specialty Holdings Ltd.

370

(11,392)

SEI Investments Co.

60

(1,411)

Sovereign Bancorp, Inc.

1,810

(13,322)

Morgan Stanley

40

(1,443)

Franklin Resources, Inc.

150

(13,747)

HRPT Properties Trust

300

(2,031)

Lazard Ltd. — Class A

420

(14,343)

East West Bancorp, Inc.

290

(2,047)

New York Community Bancorp, Inc.

830

(14,807)

Equity Residential

70

(2,679)

Federal Realty Investment Trust

220

(15,180)

Whitney Holding Corp.

170

(3,111)

Allied Capital Corp.

1,130

(15,696)

Eaton Vance Corp.

80

(3,181)

Ventas, Inc.

380

(16,177)

Kilroy Realty Corp.

70

(3,292)

SLM Corp.*

850

(16,448)

Webster Financial Corp.

180

(3,348)

Simon Property Group, Inc.

210

(18,877)

Capital One Financial Corp.

90

(3,421)

Moody’s Corp.

550

(18,942)

Fidelity National Financial —

Marsh & McLennan Companies, Inc.

730

(19,382)

Class A

280

(3,528)

PNC Financial Services Group, Inc.

400

(22,840)

Washington Mutual, Inc.

760

(3,747)

First Financial Bankshares, Inc.

1,860

(85,206)

General Growth Properties, Inc.

120

(4,204)

Total Financials

(590,789)

Jefferies Group, Inc.

250

(4,205)

Total Common Stocks Sold Short

BRE Properties, Inc.

100

(4,328)

(Proceeds $3,111,923)

(2,922,712)

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

35

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

June 30, 2008

HEDGED EQUITY FUND

MARKET

CONTRACTS

VALUE

OPTIONS WRITTEN (0.5)%

Call Options on:

July 2008 S&P 500 Index

Futures Contracts

Expiring July 2008 with

strike price of 1280

7

$

(44,975)

Total Options Written

(Premiums Received $127,723)

(44,975)

Other Assets in Excess

of Liabilities – 77.4%

$ 6,667,526

Net Assets – 100.0%

$ 8,610,120

UNREALIZED

LOSS

FUTURES CONTRACTS PURCHASED

September 2008 S&P Mid

Cap 400 Index Mini

Futures Contracts

(Aggregate Market Value

of Contracts $409,950)

5

$

(17,368)

September 2008 Russell 2000

Index Mini Futures Contracts

(Aggregate Market Value

of Contracts $896,870)

13

(31,123)

September 2008 Nikkei-225

Stock Average Index

Futures Contracts

(Aggregate Market Value

of Contracts $743,600)

11

(35,514)

September 2008 Dow Jones

Euro STOXX 50 Futures Contracts

(Aggregate Market Value

of Contracts $1,218,584)

23

(65,949)

September 2008 S&P 500 Index

Mini Futures Contracts

(Aggregate Market Value

of Contracts $3,778,213)

59

(162,354)

(Total Aggregate Market Value

of Contracts $7,047,217)

$

(312,308)

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at June 30, 2008 — See Note 10.

§

All or a portion of this security is pledged as short security collateral at June 30, 2008.

ADR — American Depository Receipt.

REIT — Real Estate Investment Trust.

36

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

INTERNATIONAL ROTATION FUND

MARKET

UNREALIZED

SHARES

VALUE

CONTRACTS

LOSS

EXCHANGE TRADED FUNDS 26.8%

FUTURES CONTRACTS PURCHASED

iShares MSCI Australia Index Fund

39,900

$

1,064,931

July 2008 SGX Singapore Index

Vanguard European ETF

13,800

908,592

Futures Contracts

iShares MSCI Pacific ex-Japan

(Aggregate Market Value

Index Fund

5,900

802,931

of Contracts $1,105,151)

21

$

(22,501)

iShares MSCI Belgium Index Fund

41,000

777,360

July 2008 CAC 40 Index

iShares MSCI Sweden Index Fund

2,000

51,280

Futures Contracts

Total Exchange Traded Funds

(Aggregate Market Value

(Cost $3,942,952)

3,605,094

of Contracts $695,535)

10

(40,444)

July 2008 IBEX 35 Index

FACE

Futures Contracts

AMOUNT

(Aggregate Market Value

REPURCHASE AGREEMENTS 64.0%

of Contracts $1,682,180)

9

(110,049)

Repurchase Agreement (Note 6)

September 2008 S&P/MIB Index

Mizuho Financial Group, Inc.

Futures Contracts

issued 06/30/08 at 1.75%

(Aggregate Market Value

due 07/01/08

$2,157,863

2,157,863

of Contracts $2,562,247)

11

(116,460)

UBS Financial Services, Inc.

September 2008 Toronto Stock

issued 06/30/08 at 1.74%

Exchange 60 Index Futures Contracts

due 07/01/08

2,157,863

2,157,863

(Aggregate Market Value

Morgan Stanley

of Contracts $4,032,546)

24

(135,245)

issued 06/30/08 at 1.70%

(Total Aggregate Market Value

due 07/01/08

2,157,863

2,157,863

of Contracts $10,077,659)

$

(424,699)

Lehman Brothers Holdings, Inc.

issued 06/30/08 at 0.25%

due 07/01/08

2,137,074

2,137,074

Total Repurchase Agreements

(Cost $8,610,663)

8,610,663

Total Investments 90.8%

(Cost $12,553,615)

$12,215,757

Other Assets in Excess

of Liabilities – 9.2%

$

1,232,287

Net Assets – 100.0%

$13,448,044

UNREALIZED

CONTRACTS

GAIN

FOREIGN CURRENCY FUTURES

CONTRACTS PURCHASED

September 2008 Euro Currency

Futures Contracts

(Aggregate Market Value

of Contracts $4,705,200)

24

$

93,516

September 2008 Canadian Dollar

Currency Futures Contracts

(Aggregate Market Value

of Contracts $3,918,000)

40

8,248

(Total Aggregate Market Value

of Contracts $8,623,200)

$

101,764

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

37

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

REAL ESTATE FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 99.4%

OFFICE REIT 15.5%

Boston Properties, Inc.†

7,910

$

713,640

REAL ESTATE INVESTMENT TRUST (REIT) 89.6%

SL Green Realty Corp.†

5,847

483,664

SPECIALIZED REIT 23.2%

Duke Realty Corp.†

17,818

400,014

Public Storage†

9,661

$

780,512

Alexandria Real Estate

Plum Creek Timber Co., Inc.

Equities, Inc.†

4,031

392,377

(REIT)†

14,571

622,327

Digital Realty Trust, Inc.†

9,425

385,577

HCP, Inc.†

17,861

568,158

Douglas Emmett, Inc.†

15,982

351,125

Host Hotels & Resorts, Inc.†

38,907

531,081

Mack-Cali Realty Corp.

9,316

318,328

Ventas, Inc.†

12,279

522,717

Highwoods Properties, Inc.†

9,404

295,474

Health Care REIT, Inc.†

9,525

423,862

Corporate Office

Rayonier, Inc.†

9,418

399,888

Properties Trust SBI†

8,256

283,428

Nationwide Health Properties,

BioMed Realty Trust, Inc.†

11,441

280,648

Inc.†

11,702

368,496

HRPT Properties Trust

40,305

272,865

Potlatch Corp.

6,928

312,591

Kilroy Realty Corp.†

5,647

265,578

Hospitality Properties Trust†

12,057

294,914

Brandywine Realty Trust†

15,950

251,372

Senior Housing Properties Trust†

14,121

275,783

Lexington Realty Trust†

14,466

197,172

Entertainment Properties Trust†

5,565

275,134

Maguire Properties, Inc.†

12,120

147,500

Omega Healthcare Investors, Inc.†

14,465

240,842

Total Office REIT

5,038,762

Healthcare Realty Trust, Inc.†

9,636

229,048

RESIDENTIAL REIT 12.9%

Extra Space Storage, Inc.†

14,110

216,730

Equity Residential†

18,192

696,208

Sunstone Hotel Investors, Inc.

12,980

215,468

AvalonBay Communities, Inc.†

6,290

560,816

DiamondRock Hospitality Co.†

19,263

209,774

Apartment Investment &

Sovran Self Storage, Inc.†

5,020

208,631

Management Co. — Class A†

11,063

376,806

LaSalle Hotel Properties†

8,084

203,151

UDR, Inc.†

16,694

373,612

Medical Properties Trust Inc.†

16,496

166,940

Essex Property Trust, Inc.†

3,376

359,544

FelCor Lodging Trust, Inc.†

15,824

166,152

BRE Properties, Inc. — Class A†

7,369

318,930

Strategic Hotels & Resorts, Inc.†

16,540

154,980

Camden Property Trust†

7,095

314,025

Ashford Hospitality Trust, Inc.

31,825

147,032

Home Properties, Inc.†

5,671

272,548

Total Specialized REIT

7,534,211

Mid-America Apartment

RETAIL REIT 20.1%

Communities, Inc.†

5,047

257,599

Simon Property Group, Inc.†

10,695

961,374

Post Properties, Inc.†

7,578

225,445

General Growth Properties, Inc.†

18,621

652,294

Equity Lifestyle Properties, Inc.†

4,936

217,184

KIMCO Realty Corp.

18,165

627,056

American Campus

Macerich Co.†

7,165

445,161

Communities, Inc.†

7,070

196,829

Regency Centers Corp.†

7,140

422,117

Total Residential REIT

4,169,546

Federal Realty Investment Trust†

6,115

421,935

DIVERSIFIED REIT 6.9%

Developers Diversified Realty

Vornado Realty Trust†

9,330

821,040

Corp.†

11,911

413,431

Liberty Property Trust

11,769

390,142

Taubman Centers, Inc.†

7,012

341,134

Washington Real Estate

Weingarten Realty Investors

10,824

328,184

Investment Trust†

8,350

250,918

Realty Income Corp.†

14,098

320,871

Cousins Properties, Inc.†

10,003

231,069

CBL & Associates Properties,

PS Business Parks, Inc.†

4,340

223,944

Inc.†

11,729

267,890

Colonial Properties Trust†

9,894

198,078

National Retail Properties, Inc.†

12,759

266,663

Gramercy Capital Corp.†

11,728

135,928

Equity One, Inc.†

12,068

247,997

Tanger Factory Outlet Centers,

Total Diversified REIT

2,251,119

Inc.†

6,218

223,413

INDUSTRIAL REIT 6.1%

Inland Real Estate Corp.†

14,370

207,215

ProLogis†

14,624

794,815

Pennsylvania Real Estate

AMB Property Corp.†

9,510

479,114

Investment Trust

8,860

205,020

DCT Industrial Trust, Inc.†

29,780

246,578

Acadia Realty Trust†

8,040

186,126

First Industrial Realty Trust, Inc.†

8,471

232,698

Total Retail REIT

6,537,881

Eastgroup Properties, Inc.†

5,000

214,500

Total Industrial REIT

1,967,705

38

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

June 30, 2008

REAL ESTATE FUND

MARKET

FACE

MARKET

SHARES

VALUE

AMOUNT

VALUE

MORTGAGE REIT 4.9%

REPURCHASE AGREEMENTS 6.2%

Annaly Capital Management, Inc.†

38,236

$

593,040

Repurchase Agreement (Note 6)

CapitalSource, Inc.†

32,583

361,020

Lehman Brothers Holdings,

iStar Financial, Inc.†

19,894

262,800

issued 06/30/08 at 0.25%

MFA Mortgage Investments, Inc.

34,175

222,821

due 07/01/08

$2,007,442

$

2,007,442

Redwood Trust, Inc.†

6,540

149,046

Total Repurchase Agreements

Total Mortgage REIT

1,588,727

(Cost $2,007,442)

2,007,442

Total Real Estate Investment Trust (REIT)

29,087,951

Total Investments 148.5%

REAL ESTATE MANAGEMENT &

(Cost $43,592,294)

$ 48,198,097

DEVELOPMENT 9.8%

Liabilities in Excess of

Brookfield Asset Management,

Other Assets – (48.5)%

$ (15,739,919)

Inc. — Class A

32,489

1,057,192

Net Assets – 100.0%

$ 32,458,178

Brookfield Properties Corp.

31,366

558,001

CB Richard Ellis Group, Inc. —

Class A*

22,175

425,760

The St. Joe Co.

10,706

367,430

Forest City Enterprises, Inc. —

Class A

10,413

335,507

Jones Lang LaSalle, Inc.†

4,475

269,350

Forestar Real Estate Group, Inc.*

8,540

162,687

Total Real Estate Management

& Development

3,175,927

Total Common Stocks

(Cost $27,658,075)

32,263,878

SECURITIES LENDING COLLATERAL 42.9%

Mount Vernon Securities

Lending Trust Prime

Portfolio (Note 10)

13,926,777

13,926,777

Total Securities Lending Collateral

(Cost $13,926,777)

13,926,777

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at June 30, 2008 — See Note 10.

REIT — Real Estate Investment Trust.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

39

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

STRENGTHENING DOLLAR 2x STRATEGY FUND

FACE

MARKET

UNREALIZED

AMOUNT

VALUE

UNITS

LOSS

FEDERAL AGENCY DISCOUNT NOTES 18.9%

CURRENCY INDEX SWAP AGREEMENT

Federal Home Loan Bank*

Goldman Sachs International

2.08% due 07/02/08

$500,000

$

499,971

August 2008 U.S. Dollar Index Swap,

Fannie Mae*

Terminating 08/27/08**

2.10% due 07/07/08

500,000

499,825

(Notional Market Value

Total Federal Agency Discount Notes

$10,081,120)

138,648

$

(27,327)

(Cost $999,796)

999,796

REPURCHASE AGREEMENTS 55.7%

Repurchase Agreement (Note 6)

Mizuho Financial Group, Inc.

issued 06/30/08 at 1.75%

due 07/01/08

738,211

738,211

UBS Financial Services, Inc.

issued 06/30/08 at 1.74%

due 07/01/08

738,211

738,211

Morgan Stanley

issued 06/30/08 at 1.70%

due 07/01/08

738,211

738,211

Lehman Brothers Holdings, Inc.

issued 06/30/08 at 0.25%

due 07/01/08

731,097

731,097

Total Repurchase Agreements

(Cost $2,945,730)

2,945,730

Total Investments 74.6%

(Cost $3,945,526)

$3,945,526

Other Assets in Excess

of Liabilities – 25.4%

$1,346,344

Net Assets – 100.0%

$5,291,870

UNREALIZED

CONTRACTS

GAIN

FUTURES CONTRACTS PURCHASED

September 2008 U.S. Dollar

Index Futures Contracts

(Aggregate Market Value

of Contracts $582,680)

8

$

79

*

The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the

U.S. Government.

**

Total Return based on U.S. Dollar Index +/- financing at a variable rate.

40

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

WEAKENING DOLLAR 2x STRATEGY FUND

FACE

MARKET

UNREALIZED

AMOUNT

VALUE

UNITS

LOSS

FEDERAL AGENCY DISCOUNT NOTES 17.1%

CURRENCY INDEX SWAP AGREEMENT

Federal Farm Credit Bank*

SOLD SHORT

2.02% due 07/01/08

$1,000,000

$

1,000,000

Goldman Sachs International

Federal Home Loan Bank*

August 2008 U.S. Dollar Index

2.08% due 07/02/08

1,000,000

999,942

Swap, Terminating 08/27/08**

Fannie Mae*

(Notional Market Value

2.10% due 07/07/08

1,000,000

999,650

$23,630,617)

325,013

$

(33,553)

Total Federal Agency Discount Notes

(Cost $2,999,592)

2,999,592

REPURCHASE AGREEMENTS 62.4%

Repurchase Agreement (Note 6)

Mizuho Financial Group, Inc.

issued 06/30/08 at 1.75%

due 07/01/08

2,737,560

2,737,560

UBS Financial Services, Inc.

issued 06/30/08 at 1.74%

due 07/01/08

2,737,560

2,737,560

Morgan Stanley

issued 06/30/08 at 1.70%

due 07/01/08

2,737,560

2,737,560

Lehman Brothers Holdings, Inc.

issued 06/30/08 at 0.25%

due 07/01/08

2,711,186

2,711,186

Total Repurchase Agreements

(Cost $10,923,866)

10,923,866

Total Investments 79.5%

(Cost $13,923,458)

$13,923,458

Other Assets in Excess

of Liabilities – 20.5%

$

3,594,314

Net Assets – 100.0%

$ 17,517,772

UNREALIZED

CONTRACTS

GAIN

FUTURES CONTRACTS SOLD SHORT

September 2008 U.S. Dollar

Index Futures Contracts

(Aggregate Market Value

of Contracts $11,435,095)

157

$

177,159

*

The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the

U.S. Government.

**

Total Return based on U.S. Dollar Index +/- financing at a variable rate.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

41

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

Absolute

Multi-Cap

Sector

Return

Core Equity

Rotation

Strategies

Fund

Fund

Fund

ASSETS

Investment Securities*

$ 2,521,264

$155,585,126

$17,263,187

Repurchase Agreements*

—

1,474,167

—

Segregated Cash with Broker

3,200

—

12,208,472

Cash

1,766,625

4,848

11,221,565

Deposits with Brokers for Securities Sold Short

—

—

9,672,265

Receivable for Swap Units Sold

—

—

—

Variation Margin on Futures Contracts

—

—

47,685

Receivable for Securities Sold

—

9,345,971

2,691,695

Receivable for Fund Shares Sold

—

222,951

8,339

Investment Income Receivable

5,886

126,516

30,727

Total Assets

4,296,975

166,759,579

53,143,935

LIABILITIES

Short Sales at Market Value**

—

—

8,782,384

Written Options at Market Value***

—

—

98,955

Unrealized Depreciation on Swaps

—

—

—

Payable for Swap Units Sold

—

—

—

Variation Margin on Futures Contracts

310

—

2,519

Payable upon Return of Securities Loaned

103,563

29,682,717

2,612,419

Payable for Securities Purchased

1,688,025

9,214,984

2,577,972

Payable for Fund Shares Redeemed

314

750,540

8,177

Investment Advisory Fees Payable

1,040

92,805

33,709

Transfer Agent and Administrative Fees Payable

819

25,779

—

Distribution and Service Fees Payable

819

25,779

—

Portfolio Accounting Fees Payable

328

10,312

—

Custody Fees Payable

98

3,442

—

Overdraft Due to Custodian Bank

—

—

—

Short Sales Dividends Payable

—

—

12,385

Other Liabilities

3,919

59,699

—

Total Liabilities

1,799,235

39,866,057

14,128,520

NET ASSETS

$ 2,497,740

$126,893,522

$39,015,415

NET ASSETS CONSIST OF

Paid-In Capital

$ 3,280,972

$120,046,307

$40,138,854

Undistributed Net Investment Income (Loss)

46,642

13,289

331,925

Accumulated Net Realized Gain (Loss) on Investments

(836,350)

(2,731,095)

(2,307,835)

Net Unrealized Appreciation (Depreciation) on Investments

6,476

9,565,021

852,471

NET ASSETS

$ 2,497,740

$126,893,522

$39,015,415

SHARES OUTSTANDING

113,147

8,960,142

1,536,400

NET ASSET VALUES

$22.08

$14.16

$25.39

*

The cost of investments is $2,511,314, $147,494,272, $16,909,865, $3,023,377, $30,871,310, $4,817,975, $12,553,615, $43,592,294,

$3,945,526, and $13,923,458, respectively.

**

The proceeds from short sales are $0, $0, $9,615,797, $0, $0, $3,111,923, $0, $0, $0, and $0, respectively.

***

The premiums received for written options are $0, $0, $276,129, $0, $0, $127,723, $0, $0, $0, and $0, respectively.

42

42

|

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

See Notes to Financial Statements.

June 30, 2008

Alternative

Strengthening

Weakening

Strategies

Commodities

Hedged

International

Dollar 2x

Dollar 2x

Allocation

Strategy

Equity

Rotation

Real Estate

Strategy

Strategy

Fund

Fund

Fund

Fund

Fund

Fund

Fund

$2,854,358

$

54,787,079

$ 4,910,281

$

3,605,094

$46,190,655

$

999,796

$

2,999,592

230,901

—

—

8,610,663

2,007,442

2,945,730

10,923,866

—

—

2,395,556

816,411

—

1,518,016

3,652,865

—

40,222,940

1,947,187

—

4,193

—

—

—

—

3,124,917

—

—

—

—

—

—

—

—

—

34,546

—

—

—

—

—

—

811

—

—

1,499,812

630,355

408,533

—

—

—

10,633

847,274

2,294

31,187

1,677,792

32,279

115,024

2

85,321

17,743

53,600

168,711

112

414

3,095,894

97,442,426

13,028,333

13,525,488

50,048,793

5,531,290

17,691,761

—

—

2,922,712

—

—

—

—

—

—

44,975

—

—

—

—

—

—

—

—

—

27,327

33,553

—

—

—

—

—

—

88,387

—

—

28,891

6,768

—

—

24,023

—

426,118

770,164

—

13,926,777

—

—

34,893

—

638,838

46,198

3,592,775

—

—

8

347

429

—

1,781

202,156

10

—

39,771

8,080

10,660

24,089

4,494

11,784

—

17,776

—

2,961

7,085

1,248

3,273

—

17,776

—

2,961

7,085

1,248

3,273

—

7,111

—

1,184

2,834

499

1,309

—

2,133

—

355

850

150

393

—

—

—

4,102

—

—

—

—

—

4,124

—

—

—

—

—

31,140

—

2,255

27,339

2,298

7,984

34,901

542,172

4,418,213

77,444

17,590,615

239,420

173,989

$3,060,993

$

96,900,254

$ 8,610,120

$13,448,044

$32,458,178

$ 5,291,870

$17,517,772

$2,989,521

$

75,116,163

$ 9,758,593

$14,509,062

$33,044,823

$ 5,886,327

$16,453,073

228

988,214

246,851

48,167

494,994

(135,837)

13,435

9,362

(3,119,892)

(1,447,281)

(448,392)

(5,687,442)

(431,372)

907,658

61,882

23,915,769

51,957

(660,793)

4,605,803

(27,248)

143,606

$3,060,993

$

96,900,254

$ 8,610,120

$13,448,044

$32,458,178

$ 5,291,870

$17,517,772

119,699

2,925,855

358,910

546,071

1,019,023

300,229

545,473

$25.57

$33.12

$23.99

$24.63

$31.85

$17.63

$32.11

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

|

43

43

STATEMENTS OF OPERATIONS (Unaudited)

Absolute

Multi-Cap

Sector

Return

Core Equity

Rotation

Strategies

Fund

Fund

Fund

INVESTMENT INCOME

Interest†

$

3,070

$

36,571

$

267,333

Income from Securities Lending, net

3,595

57,720

10,504

Dividends, Net of Foreign Tax Withheld*

55,972

877,195

206,090

Total Income

62,637

971,486

483,927

EXPENSES

Investment Advisory Fees

11,460

527,609

183,598

Transfer Agent and Administrative Fees

6,950

146,558

—

Audit and Outside Service Fees

3,551

31,599

—

Portfolio Accounting Fees

2,780

58,623

—

Short Sales Dividend Expense

—

—

104,212

Trustees’ Fees**

359

4,605

—

Service Fees

6,950

146,558

—

Custody Fees

850

17,295

—

Miscellaneous

(698)

25,350

—

Total Expenses

32,202

958,197

287,810

Less Expenses Waived by Advisor

—

—

—

Net Expenses

32,202

958,197

287,810

Net Investment Income

30,435

13,289

196,117

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on:

Investment Securities

(518,845)

(2,873,415)

(469,895)

Credit Default/Currency Index Swaps

—

—

(206,451)

Futures Contracts

66,338

—

(600,457)

Securities Sold Short

—

—

641,861

Total Net Realized Gain (Loss)

(452,507)

(2,873,415)

(634,942)

Net Change in Unrealized Appreciation (Depreciation) on:

Investment Securities

(82,866)

(7,474,491)

(741,994)

Credit Default/Currency Index Swaps

—

—

11,668

Futures Contracts

(3,474)

—

(353,322)

Securities Sold Short

—

—

819,513

Net Change in Unrealized Appreciation (Depreciation)

(86,340)

(7,474,491)

(264,135)

Net Gain (Loss) on Investments

(538,847)

(10,347,906)

(899,077)

Net Increase (Decrease) in Net Assets from Operations

$(508,412)

$(10,334,617)

$

(702,960)

*

Foreign tax withheld of $8, $22,429, $667, $0, $0, $475, $0, $2,408, $0, and $0 respectively.

**

Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

***

Since the commencement of operations: March 27, 2008 — International Rotation Fund; May 1, 2008 — Alternative Strategies Allocation

Fund.

†

Includes rebate income on proceeds for securities sold short of $0, $0, $99,387, $0, $0, $48,223, $0, $0, $0, and $0, respectively.

44

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Period Ended June 30, 2008

Alternative

Strengthening

Weakening

Strategies

Commodities

Hedged

International

Dollar 2x

Dollar 2x

Allocation

Strategy

Equity

Rotation

Real Estate

Strategy

Strategy

Fund***

Fund

Fund

Fund***

Fund

Fund

Fund

$

228

$

662,514

$

80,251

$

33,782

$

1,371

$

47,224

$

181,445

—

17,431

2,338

—

33,113

—

—

—

—

63,118

53,273

556,174

—

—

228

679,945

145,707

87,055

590,658

47,224

181,445

—

252,492

53,412

21,580

143,517

18,592

72,024

—

84,164

—

5,995

42,211

5,164

20,007

—

10,659

—

17

26,511

1,191

4,126

—

33,666

—

2,398

16,884

2,066

8,002

—

—

43,330

—

—

—

—

—

1,907

—

35

2,306

155

609

—

84,164

—

5,995

42,211

5,164

20,007

—

9,115

—

403

5,133

543

2,152

—

22,783

1,480

2,465

(8,104)

831

4,423

—

498,950

98,222

38,888

270,669

33,706

131,350

—

(64,663)

—

—

—

—

—

—

434,287

98,222

38,888

270,669

33,706

131,350

228

245,658

47,485

48,167

319,989

13,518

50,095

9,362

1,111,286

(125,639)

(88,874)

(2,624,949)

—

—

—

—

—

—

—

(381,435)

1,125,346

—

—

(432,165)

(359,518)

—

(49,937)

(217,688)

—

—

202,229

—

—

—

—

9,362

1,111,286

(355,575)

(448,392)

(2,624,949)

(431,372)

907,658

61,882

21,234,070

(278,384)

(337,858)

(380,972)

—

—

—

—

—

—

—

(143,286)

215,798

—

—

(284,373)

(322,935)

—

79

177,158

—

—

166,757

—

—

—

—

61,882

21,234,070

(396,000)

(660,793)

(380,972)

(143,207)

392,956

71,244

22,345,356

(751,575)

(1,109,185)

(3,005,921)

(574,579)

1,300,614

$

71,472

$22,591,014

$(704,090)

$ (1,061,018)

$

(2,685,932)

$(561,061)

$1,350,709

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

45

STATEMENTS OF CHANGES IN NET ASSETS

Multi-Cap

Sector Rotation

Core Equity Fund

Fund

Period

Year

Period

Year

Ended

Ended

Ended

Ended

June 30,

December 31,

June 30,

December 31,

2008†

2007

2008†

2007

FROM OPERATIONS

Net Investment Income (Loss)

$

30,435

$

50,109

$

13,289

$

(141,252)

Net Realized Gain (Loss) on Investments

(452,507)

103,836

(2,873,415)

6,536,938

Net Change in Unrealized Appreciation (Depreciation) on Investments

(86,340)

(528,643)

(7,474,491)

10,979,956

Net Increase (Decrease) in Net Assets from Operations

(508,412)

(374,698)

(10,334,617)

17,375,642

Distributions to Shareholders from:

Net Investment Income

—

(47,289)

—

—

Realized Gain on Investments

—

(627,576)

—

(9,242,522)

Total Distributions to Shareholders

—

(674,865)

—

(9,242,522)

SHARE TRANSACTIONS

Proceeds from Shares Purchased

4,900,009

17,377,068

45,641,815

86,281,041

Value of Shares Purchased through Dividend Reinvestment

—

674,865

—

9,242,522

Cost of Shares Redeemed

(8,153,635)

(19,100,510)

(38,579,996)

(61,162,925)

Net Increase (Decrease) in Net Assets From Share Transactions

(3,253,626)

(1,048,577)

7,061,819

34,360,638

Net Increase (Decrease) in Net Assets

(3,762,038)

(2,098,140)

(3,272,798)

42,493,758

NET ASSETS—BEGINNING OF PERIOD

6,259,778

8,357,918

130,166,320

87,672,562

NET ASSETS—END OF PERIOD

$

2,497,740

$

6,259,778

$126,893,522

$130,166,320

Undistributed Net Investment Income—End of Period

$

46,642

$

16,207

$

13,289

$

—

* Since commencement of operations: May 1, 2008.

† Unaudited

46

46

|

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

See Notes to Financial Statements.

Absolute Return

Alternative Strategies

Commodities

Strategies Fund

Allocation Fund

Strategy Fund

Period

Year

Period

Period

Year

Ended

Ended

Ended

Ended

Ended

June 30,

December 31,

June 30,

June 30,

December 31,

2008†

2007

2008*†

2008†

2007

$

196,117

$

982,074

$

228

$

245,658

$

868,166

(634,942)

(1,300,460)

9,362

1,111,286

2,653,291

(264,135)

1,222,709

61,882

21,234,070

3,443,547

(702,960)

904,323

71,472

22,591,014

6,965,004

—

(1,160,768)

—

—

—

—

(299,606)

—

—

—

—

(1,460,374)

—

—

—

16,244,441

58,867,136

3,941,125

84,121,261

58,614,571

—

1,460,374

—

—

—

(7,962,597)

(50,892,241)

(951,604)

(53,435,614)

(42,225,252)

8,281,844

9,435,269

2,989,521

30,685,647

16,389,319

7,578,884

8,879,218

3,060,993

53,276,661

23,354,323

31,436,531

22,557,313

—

43,623,593

20,269,270

$ 39,015,415

$ 31,436,531

$

3,060,993

$ 96,900,254

$ 43,623,593

$

331,925

$

135,808

$

228

$

988,214

$

742,556

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

|

47

47

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

International

Hedged Equity Fund

Rotation Fund

Period

Year

Period

Ended

Ended

Ended

June 30,

December 31,

June 30,

2008†

2007

2008*†

FROM OPERATIONS

Net Investment Income

$

47,485

$

500,077

$

48,167

Net Realized Gain (Loss) on Investments

(355,575)

(870,707)

(448,392)

Net Change in Unrealized Appreciation (Depreciation) on Investments

(396,000)

492,130

(660,793)

Net Increase (Decrease) in Net Assets from Operations

(704,090)

121,500

(1,061,018)

Distributions to Shareholders from:

Net Investment Income

—

(481,106)

—

Realized Gain on Investments

—

(155,142)

—

Total Distributions to Shareholders

—

(636,248)

—

SHARE TRANSACTIONS

Proceeds from Shares Purchased

4,662,280

31,887,844

21,915,494

Value of Shares Purchased through Dividend Reinvestment

—

636,248

—

Cost of Shares Redeemed

(5,856,991)

(34,837,609)

(7,406,432)

Net Increase (Decrease) in Net Assets From Share Transactions

(1,194,711)

(2,313,517)

14,509,062

Net Increase (Decrease) in Net Assets

(1,898,801)

(2,828,265)

13,448,044

NET ASSETS—BEGINNING OF PERIOD

10,508,921

13,337,186

—

NET ASSETS—END OF PERIOD

$

8,610,120

$

10,508,921

$13,448,044

Undistributed Net Investment Income (Loss)—End of Period

$

246,851

$

199,366

$

48,167

* Since commencement of operations: March 27, 2008.

† Unaudited

48

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Strengthening Dollar

Weakening Dollar

Real Estate Fund

2x Strategy Fund

2x Strategy Fund

Period

Year

Period

Year

Period

Year

Ended

Ended

Ended

Ended

Ended

Ended

June 30,

December 31,

June 30,

December 31,

June 30,

December 31,

2008†

2007

2008†

2007

2008†

2007

$

319,989

$

738,299

$

13,518

$

109,851

$

50,095

$

305,987

(2,624,949)

5,595,169

(431,372)

(570,238)

907,658

1,286,126

(380,972)

(14,164,706)

(143,207)

102,303

392,956

(180,374)

(2,685,932)

(7,831,238)

(561,061)

(358,084)

1,350,709

1,411,739

—

(801,864)

—

—

—

(1,887,531)

—

(3,999,999)

—

—

—

—

—

(4,801,863)

—

—

—

(1,887,531)

49,058,195

138,815,523

30,857,601

41,147,482

34,662,684

46,842,262

—

4,801,863

—

—

—

1,887,531

(45,670,669)

(182,408,436)

(29,010,325)

(39,850,297)

(32,074,460)

(45,830,646)

3,387,526

(38,791,050)

1,847,276

1,297,185

2,588,224

2,899,147

701,594

(51,424,151)

1,286,215

939,101

3,938,933

2,423,355

31,756,584

83,180,735

4,005,655

3,066,554

13,578,839

11,155,484

$ 32,458,178

$ 31,756,584

$

5,291,870

$

4,005,655

$

17,517,772

$ 13,578,839

$

494,994

$

175,005

$

(135,837)

$

(149,355)

$

13,435

$

(36,660)

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

49

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net Increase

Net Realized

(Decrease)

NET ASSET

Net

and

in Net Asset

Distributions

Distributions

Net Increase

NET ASSET

Net Assets,

VALUE,

Investment

Unrealized

Value

from Net

from Net

(Decrease) in

VALUE,

Total

Net

Portfolio

End of

BEGINNING

Income

Gains (Losses)

Resulting from

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Net

Operating

Investment

Turnover

Period (000’s

Period Ended

OF PERIOD

(Loss)†

on Investments

Operations

Income

Gains

Distributions

Value

PERIOD

Return†††

Expenses

Expenses

Expenses

Income

Rate

omitted)

Multi-Cap Core Equity Fund

June 30, 2008Δ

$24.64

$ .13

$ (2.69)

$ (2.56)

$

—

$

—

$

—

$ (2.56)

$22.08

(10.39)%

1.16%**

1.16%**

1.16%**

1.09%**

166%

$

2,498

December 31, 2007

28.60

.16

(1.63)

(1.47)

(.17)

(2.32)

(2.49)

(3.96)

24.64

(5.26)%

1.27%

1.27%

1.27%

0.55%

245%

6,260

December 31, 2006

25.04

.08

3.52

3.60

(.01)

(.03)

(.04)

3.56

28.60

14.36%

1.43%

1.43%

1.43%

0.29%

171%

8,358

December 31, 2005*

25.00

.01

.03

.04

—

—

—

.04

25.04

0.16%

1.67%**

1.67%**

1.67%**

0.33%**

8%

2,860

Sector Rotation Fund

June 30, 2008Δ

15.33

—§

(1.17)

(1.17)

—

—

—

(1.17)

14.16

(7.63)%

1.63%**

1.63%**

1.63%**

0.02%**

176%

126,894

December 31, 2007

13.47

(.02)

3.10

3.08

—

(1.22)

(1.22)

1.86

15.33

22.75%

1.61%

1.61%

1.61%

(0.15)%

277%

130,166

December 31, 2006

12.68

(.02)

1.48

1.46

—

(.67)

(.67)

.79

13.47

11.47%

1.64%

1.64%

1.64%

(0.16)%

353%

87,673

December 31, 2005

11.16

(.02)

1.54

1.52

—

—

—

1.52

12.68

13.62%

1.70%

1.70%

1.70%

(0.20)%

281%

61,834

December 31, 2004

10.08

(.05)

1.13

1.08

—

—

—

1.08

11.16

10.71%

1.63%

1.63%

1.63%

(0.52)%

333%

27,747

December 31, 2003

7.76

(.07)

2.39

2.32

—

—

—

2.32

10.08

29.97%

1.70%

1.70%

1.70%

(0.78)%

401%

20,594

Absolute Return Strategies Fund

June 30, 2008Δ

25.95

.15

(.71)

(.56)

—

—

—

(.56)

25.39

(2.16)%

1.79%**

1.79%**

1.14%**††

1.22%**

494%

39,015

December 31, 2007

26.20

.74

.27

1.01

(1.00)

(.26)

(1.26)

(.25)

25.95

3.84%

1.69%

1.69%

1.17%††

2.72%

421%

31,437

December 31, 2006

25.20

.80

.87

1.67

(.30)

(.37)

(.67)

1.00

26.20

6.64%

1.70%

1.70%

1.16%††

3.08%

309%

22,557

December 31, 2005*

25.00

.05

.15

.20

—

—

—

.20

25.20

0.80%

1.45%**

1.45%**

1.20%**††

2.28%**

19%

3,323

Alternative Strategies Allocation Fund

June 30, 2008*Δ

25.00

—§

.57

.57

—

—

—

.57

25.57

2.28%

0.00%**

0.00%**

0.00%**

0.05%**

12%

3,061

Commodities Strategy Fund

June 30, 2008Δ

23.78

.10

9.24

9.34

—

—

—

9.34

33.12

39.28%

1.47%**

1.28%**

1.28%**

0.72%**

138%

96,900

December 31, 2007

18.15

.71

4.92

5.63

—

—

—

5.63

23.78

31.02%

1.48%

1.28%

1.28%

3.52%

346%

43,624

December 31, 2006

22.10

.50

(4.45)

(3.95)

—

—

—

(3.95)

18.15

(17.87)%

1.50%

1.31%

1.31%

2.34%

109%

20,269

December 31, 2005*

25.00

.14

(2.98)

(2.84)

(.06)

—

(.06)

(2.90)

22.10

(11.34)%

1.64%**

1.64%**

1.64%**

2.41%**

—

28,187

Hedged Equity Fund

June 30, 2008Δ

25.54

.12

(1.67)

(1.55)

—

—

—

(1.55)

23.99

(6.07)%

2.11%**

2.11%**

1.18%**††

1.02%**

414%

8,610

December 31, 2007

26.34

.88

(.03)

.85

(1.25)

(.40)

(1.65)

(.80)

25.54

3.16%

1.81%

1.81%

1.18%††

3.25%

413%

10,509

December 31, 2006

25.21

.84

1.23

2.07

(.33)

(.61)

(.94)

1.13

26.34

8.20%

1.93%

1.93%

1.15%††

3.21%

360%

13,337

December 31, 2005*

25.00

.04

.20

.24

(.03)

—

(.03)

.21

25.21

0.94%

1.96%**

1.96%**

1.19%**††

1.62%**

10%

3,376

International Rotation Fund

June 30, 2008*Δ

25.00

.13

(.50)

(.37)

—

—

—

(.37)

24.63

(1.48)%

1.60%**

1.60%**

1.60%**

1.98%**

38%

13,448

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net Increase

Net Realized

(Decrease)

NET ASSET

and

in Net Asset

Distributions

Distributions

Net Increase

NET ASSET

Net Assets,

VALUE,

Net

Unrealized

Value

from Net

from Net

(Decrease) in

VALUE,

Total

Net

Portfolio

End of

BEGINNING

Investment

Gains (Losses)

Resulting from

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Investment

Turnover

Period (000’s

Period Ended

OF PERIOD

Income†

on Investments

Operations

Income

Gains

Distributions

Value

PERIOD

Return†††

Expenses

Income

Rate

omitted)

Real Estate Fund

June 30, 2008Δ

$34.35

$

.32

$

(2.82)

$ (2.50)

$

—

$

—

$

—

$

(2.50)

$31.85

(7.28)%

1.59%**

1.88%**

124%

$

32,458

December 31, 2007

50.25

.63

(10.02)

(9.39)

(1.09)

(5.42)

(6.51)

(15.90)

34.35

(19.12)%

1.60%

1.28%

226%

31,757

December 31, 2006

40.30

.72

11.68

12.40

(.83)

(1.62)

(2.45)

9.95

50.25

30.72%

1.60%

1.54%

532%

83,181

December 31, 2005

38.02

.71

2.01

2.72

(.44)

—

(.44)

2.28

40.30

7.15%

1.59%

1.84%

774%

29,074

December 31, 2004

30.25

1.02

7.79

8.81

(.14)

(.90)

(1.04)

7.77

38.02

29.54%

1.59%

3.06%

1,139%

26,915

December 31, 2003

24.96

.94

6.62

7.56

(.85)

(1.42)

(2.27)

5.29

30.25

30.31%

1.64%

3.26%

1,478%

12,183

Strengthening Dollar 2x Strategy Fund

June 30, 2008Δ

20.13

.06

(2.56)

(2.50)

—

—

—

(2.50)

17.63

(12.42)%

1.62%**

0.65%**

—

5,292

December 31, 2007

22.59

.70

(3.16)

(2.46)

—

—

—

(2.46)

20.13

(10.89)%

1.61%

3.26%

—

4,006

December 31, 2006

25.62

.79

(3.51)

(2.72)

(.31)

—

(.31)

(3.03)

22.59

(10.63)%

1.65%

3.33%

—

3,067

December 31, 2005*

25.00

.14

.65

.79

(.17)

—

(.17)

.62

25.62

3.16%

1.78%**

2.11%**

—

1,250

Weakening Dollar 2x Strategy Fund

June 30, 2008Δ

28.60

.10

3.41

3.51

—

—

—

3.51

32.11

12.27%

1.63%**

0.62%**

—

17,518

December 31, 2007

27.51

.89

4.15

5.04

(3.95)

—

(3.95)

1.09

28.60

18.12%

1.64%

3.02%

—

13,579

December 31, 2006

24.31

.93

3.14

4.07

(.86)

(.01)

(.87)

3.20

27.51

16.72%

1.65%

3.46%

—

11,155

December 31, 2005*

25.00

.15

(.78)

(.63)

(.06)

—

(.06)

(.69)

24.31

(2.53)%

1.76%**

2.28%**

—

2,954

*

Since the commencement of operations:

September 30, 2005 – Commodities Strategy Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund;

November 29, 2005 – Absolute Return Strategies Fund, Hedged Equity Fund, and Multi-Cap Core Equity Fund;

March 27, 2008 – International Rotation Fund;

May 1, 2008 – Alternative Strategies Allocation Fund.

**

Annualized

†

Calculated using the average daily shares outstanding for the year.

††

Operating Expenses exclude short dividends expense.

†††

Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

Δ

Unaudited

§

Less than $.01 per share.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.

Organization and Significant Accounting Policies

by marking the contracts to their current realized settlement

Organization

prices. Financial futures contracts are valued at the last

The Rydex Variable Trust (the “Trust”), a Delaware business

quoted sales price, usually as of 4:00 p.m. on the valuation trust, is registered with the SEC under the Investment

date. In the event that the exchange for a specific futures

Company Act of 1940 (the “1940 Act”) as a non-diversified,

contract closes earlier than 4:00 p.m., the futures contract is open-ended investment company and is authorized to issue

valued at the Official Settlement Price of the exchange.

an unlimited number of shares (no par value). The Trust

However, the underlying securities from which the futures

offers shares of its Funds to insurance companies for their

contract value is derived are monitored until 4:00 p.m. to

variable annuity and variable life insurance contracts.

determine if fair valuation would provide a more accurate

valuation. Short-term securities, if any, are valued at

At June 30, 2008, the Trust consisted of fifty-seven separate amortized cost, which approximates market value.

Funds: twenty-three Benchmark Funds, one Money Market

Structured notes are valued in accordance with the terms of

Fund, ten Alternative Strategy Funds, seventeen Sector

their agreement at the value of the underlying index close,

Funds, three Essential Portfolio Funds and three CLS

usually 4:00 p.m., adjusted for any interest accruals and

AdvisorOne Funds. This report covers the Alternative

financing charges. If the securities comprising the

Strategy Funds (the “Funds”), while the Benchmark Funds,

underlying index cease trading before a Fund’s close of

the Money Market Fund, the Sector Funds, the Essential

business, the index will be fair valued with the use of an

Portfolio Funds and the CLS AdvisorOne Funds are

appropriate market indicator.

contained in separate reports.

Traditional open-end investment companies (“Mutual

The Alternative Strategies Allocation Fund is a “fund of

Funds”) are valued at their NAV as of the close of business,

funds,” which means that the Fund seeks to achieve its

usually 4:00 p.m. on the valuation date. Exchange Traded

investment objective by investing primarily in other Rydex

Funds (“ETFs”) and closed-end investment companies are

mutual funds (the “underlying funds”) instead of individual

valued at the last quoted sales price.

securities.

The value of domestic equity index and credit default swap

Valu-Trac Investment Management Limited serves as the

agreements entered into by a Fund is accounted for using

investment sub-advisor to the International Rotation Fund

the unrealized gain or loss on the agreements that is

and is responsible for the development and on-going

determined by marking the agreements to the last quoted

maintenance of the investment management strategy

value of the index that the swap pertains to at the close of utilized by that Fund.

the NYSE, usually 4:00 p.m. The swap’s market value is then

Rydex Investments provides advisory, transfer agent and

adjusted to include dividends accrued, financing charges

administrative services, and accounting services to the Trust.

and/or interest associated with the swap agreements.

Rydex Distributors, Inc. (the “Distributor”) acts as principal

The value of foreign equity index and currency index swap

underwriter for the Trust. Both Rydex Investments and the

agreements entered into by a Fund is accounted for using

Distributor are affiliated entities.

the unrealized gain or loss on the agreements that is

Significant Accounting Policies

determined by marking the agreements to the price at

The following significant accounting policies are in

which orders are being filled at the close of the NYSE,

conformity with U.S. generally accepted accounting

usually 4:00 p.m. In the event that no order is filled at 4:00 principles and are consistently followed by the Trust. All

p.m., the security dealer provides a fair value quote at

time references are based on Eastern Time. The

which the swap agreement is valued. The swap’s market

information contained in these notes may not apply to

value is then adjusted to include dividends accrued,

every Fund in the Trust.

financing charges and/or interest associated with the swap

agreements.

A. Equity securities listed on an exchange (New York Stock

Exchange (“NYSE”) or American Stock Exchange) are

Investments, for which market quotations are not readily

valued at the last quoted sales price as of the close of

available, are fair valued as determined in good faith by

business on the NYSE, usually 4:00 p.m. on the valuation

Rydex Investments under the direction of the Board of

date. Equity securities listed on the NASDAQ market

Trustees using methods established or ratified by the Board

system are valued at the NASDAQ Official Closing Price,

of Trustees. These methods include, but are not limited to:

usually as of 4:00 p.m. on the valuation date. Listed options

(i) general information as to how these securities and assets held by the Trust are valued at the Official Settlement Price trade; (ii) in connection with futures contracts and options listed by the exchange, usually as of 4:00 p.m. In the event thereupon, and other derivative investments, information as

that a settlement price is not available, fair valuation is

to how (a) these contracts and other derivative investments

enacted. Over-the-counter options held by the Trust are

trade in the futures or other derivative markets, respectively,

valued using the average bid price obtained from one or

and (b) the securities underlying these contracts and other

more security dealers. The value of futures contracts

derivative investments trade in the cash market; and (iii)

purchased and sold by the Trust is accounted for using the

other information and considerations, including current

unrealized gain or loss on the contracts that is determined

values in related-markets.

52

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

B. Securities transactions are recorded on the trade date for loss if the cost of a closing purchase transaction exceeds the financial reporting purposes. Realized gains and losses from premium received when the option was sold).

securities transactions are recorded using the identified cost

F. The Trust may enter into stock and bond index futures

basis. Proceeds from lawsuits related to investment holdings contracts and options on such futures contracts. Futures

are recorded as realized gains in the respective Fund.

contracts are contracts for delayed delivery of securities at a

Dividend income is recorded on the ex-dividend date, net of

specified future delivery date and at a specific price. Upon applicable taxes withheld by foreign countries. Interest

entering into a contract, a Fund deposits and maintains as

income, including amortization of premiums and accretion of

collateral such initial margin as required by the exchange on discount, is accrued on a daily basis. Distributions received which the transaction is effected. Pursuant to the contract,

from investments in REITs are recorded as dividend income

the Fund agrees to receive from or pay to the broker an

on the ex-dividend date, subject to reclassification upon

amount of cash equal to the daily fluctuation in value of the notice of the character of such distribution by the issuer.

contract. Such receipts or payments are known as variation

C. Distributions of net investment income and net realized

margin and are recorded by the Fund as unrealized gains or

capital gains, if any, are declared and paid at least annually.

losses. When the contract is closed, the Fund records a

Distributions are recorded on the ex-dividend date and are

realized gain or loss equal to the difference between the

determined in accordance with income tax regulations

value of the contract at the time it was opened and the

which may differ from U.S. generally accepted accounting

value at the time it was closed.

principles.

G. The Trust may enter into domestic equity index and

D. When a Fund engages in a short sale of an equity or

domestic currency index swap agreements, which are over-

fixed income security, an amount equal to the proceeds is

the-counter contracts in which one party agrees to make

reflected as an asset and an equivalent liability. The amount periodic payments based on the change in market value of

of the liability is subsequently marked-to-market to reflect a specified equity security, basket of equity securities,

the market value of the short sale. The Fund maintains a

equity index or domestic currency index, in return for

segregated account of cash and/or securities as collateral for periodic payments based on a fixed or variable interest rate short sales. The Fund is exposed to market risk based on the or the change in market value of a different equity security,

amount, if any, that the market value of the security exceeds basket of equity securities, equity index or domestic

the market value of the securities in the segregated account.

currency index. Swap agreements are used to obtain

Fees, if any, paid to brokers to borrow securities in connection exposure to an equity or market without owning or taking

with short sales are considered part of the cost of short sale physical custody of securities. The swap agreements are

transactions. In addition, the Fund must pay out the dividend marked-to-market daily based upon quotations from market

rate of the equity or coupon rate of the treasury obligation to makers and the change, if any, is recorded as unrealized

the lender and records this as an expense. Short dividends or gain or loss. Payments received or made as a result of an

interest expense is a cost associated with the investment

agreement or termination of the agreement are recognized

objective of short sales transactions, rather than an

as realized gains or losses.

operational cost associated with the day-to-day management

The Trust may enter into credit default swap agreements

of any mutual fund. The Funds may also receive rebate

where one party, the protection buyer, makes an upfront or

income from the broker resulting from the investment of the

periodic payment to a counterparty, the protection seller, in proceeds from securities sold short.

exchange for the right to receive a contingent payment.

E. Upon the purchase of an option by a Fund, the premium

The maximum amount of the payment may equal the

paid is recorded as an investment, the value of which is

notional amount, at par, of the underlying index or security marked-to-market daily. When a purchased option expires,

as a result of a related credit event. Upfront payments

that Fund will realize a loss in the amount of the cost of the received or made by a Fund, are amortized over the

option. When a Fund enters into a closing sale transaction,

expected life of the agreement. Periodic payments received

that Fund will realize a gain or loss depending on whether

or paid by a Fund are recorded as realized gains or losses.

the proceeds from the closing sale transaction are greater or

The credit default contracts are marked-to-market daily

less than the cost of the option. When a Fund exercises a

based upon quotations from market makers and the

put option, that Fund will realize a gain or loss from the sale change, if any, is recorded as unrealized gain or loss.

of the underlying security and the proceeds from such sale

Payments received or made as a result of a credit event or

will be decreased by the premium originally paid. When a

termination of the contract are recognized, net of a

Fund exercises a call option, the cost of the security

proportional amount of the upfront payment, as realized

purchased by that Fund upon exercise will be increased by

gains or losses.

the premium originally paid. When a Fund writes (sells) an

H. The Trust may invest in structured notes, which are over-

option, an amount equal to the premium received is entered

the-counter contracts linked to the performance of an

in that Fund’s accounting records as an asset and equivalent underlying benchmark such as interest rates, equity

liability. The amount of the liability is subsequently marked-

markets, equity indices, commodities indices, corporate

to-market to reflect the current value of the option written.

credits or foreign exchange markets. A structured note is a

When a written option expires, or if a Fund enters into a

type of bond in which an issuer borrows money from

closing purchase transaction, that Fund realizes a gain (or

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

53

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

investors and pays back the principal, adjusted for

Depository Receipts, U.S. Government securities, and enter

performance of the underlying benchmark, at a specified

into repurchase agreements.

maturity date. In addition, the contract may require periodic

M. The preparation of financial statements in conformity

interest payments. Structured notes are used to obtain

with U.S. generally accepted accounting principles requires

exposure to a market without owning or taking physical

management to make estimates and assumptions that affect

custody of securities or commodities. Fluctuations in value

the reported amount of assets and liabilities and disclosure of the structured notes are recorded as unrealized gains and of contingent assets and liabilities at the date of the

losses in the accompanying financial statements. Coupon

financial statements and the reported amounts of revenues

payments are recorded as income while net payments are

and expenses during the reporting period. Actual results

recorded as net realized gains or losses.

could differ from these estimates.

I. Investment securities and other assets and liabilities

N. Throughout the normal course of business, the Funds

denominated in foreign currencies are translated into U.S.

enter into contracts that contain a variety of representations dollar amounts at the date of valuation. Purchases and sales and warranties which provide general indemnifications. The

of investment securities and income and expense items

Funds’ maximum exposure under these arrangements is

denominated in foreign currencies are translated into U.S.

unknown, as this would involve future claims that may be

dollar amounts on the respective dates of such transactions.

made against the Funds and/or their affiliates that have not

The Trust does not isolate that portion of the results of

yet occurred. However, based on experience, the Funds

operations resulting from changes in foreign exchange rates

expect the risk of loss to be remote.

on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are

2.

Financial Instruments

included with the net realized and unrealized gain and loss

As part of its investment strategy, the Trust may utilize short from investments.

sales and a variety of derivative instruments, including

Reported net realized foreign exchange gains or losses arise options, futures, options on futures, structured notes, and

from sales of foreign currencies and currency gains or losses swap agreements. These investments involve, to varying

realized between the trade and settlement dates on

degrees, elements of market risk and risks in excess of the

investment transactions. Net unrealized exchange gains and

amounts recognized in the Statements of Assets and

losses arise from changes in the fair values of assets and

Liabilities.

liabilities other than investments in securities at the fiscal

Short sales are transactions in which a Fund sells an equity period end, resulting from changes in exchange rates.

or fixed income security it does not own. If the security sold

J. The Trust may enter into forward currency contracts

short decreases in price between the time the Fund sells the primarily to hedge against foreign currency exchange rate

security and closes its short position, that Fund will realize a risks on its non-U.S. dollar denominated investment

gain on the transaction. Conversely, if the security increases securities. When entering into a forward currency contract, a in price during the period, that Fund will realize a loss on

Fund agrees to receive or deliver a fixed quantity of foreign the transaction. The risk of such price increases is the

currency for an agreed-upon price on an agreed future

principal risk of engaging in short sales.

date. These contracts are valued daily and the

The risk associated with purchasing options is limited to the corresponding unrealized gain or loss on the contracts, as

premium originally paid. The risk in writing a covered call

measured by the difference between the forward foreign

option is that a Fund may forego the opportunity for profit

exchange rates at the dates of entry into the contracts and

if the market price of the underlying security increases and the forward rates at the reporting date, is included in the

the option is exercised. The risk in writing a covered put

Statement of Assets and Liabilities. Realized and unrealized option is that a Fund may incur a loss if the market price of gains and losses are included in the Statement of

the underlying security decreases and the option is

Operations.

exercised. In addition, there is the risk that a Fund may not

K. The Funds may leave cash overnight in their cash account

be able to enter into a closing transaction because of an

with the custodian, U.S. Bank. Periodically, a Fund may have illiquid secondary market or, for over-the-counter options,

cash due to the custodian bank as an overdraft balance. A

because of the counterparty’s inability to perform.

fee is incurred on this overdraft, calculated by multiplying

There are several risks in connection with the use of futures the overdraft by a rate based on the federal funds rate.

contracts. Risks may be caused by an imperfect correlation

Segregated cash with the broker is held as collateral for

between movements in the price of the instruments and the

investments in derivative instruments such as futures

price of the underlying securities. In addition, there is the contracts and equity index swap agreements.

risk that a Fund may not be able to enter into a closing

L. Certain U.S. Government and Agency Obligations are

transaction because of an illiquid secondary market.

traded on a discount basis; the interest rates shown on the

There are several risks associated with the use of structured

Schedules of Investments reflect the discount rates paid at

notes. Structured notes are leveraged, thereby providing an

the time of purchase by the Funds. Other securities bear

exposure to the underlying benchmark greater than the

interest at the rates shown, payable at fixed dates through

face amount and increasing the volatility of each note

maturity. The Funds may also purchase American

relative to the change in the underlying linked financial

54

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

instrument. A highly liquid secondary market may not exist for the structured notes a Fund invests in, which may make it difficult for that Fund to sell the structured notes it holds at an acceptable price or to accurately value them. In addition, structured notes are subject to the risk that the counterparty to the instrument, or issuer, might not pay interest when due or repay principal at maturity of the obligation. Although the Trust will not invest in any structured notes unless Rydex Investments believes that the issuer is creditworthy, a Fund does bear the risk of loss of the amount expected to be received in the event of the default or bankruptcy of the issuer.

There are several risks associated with the use of swap agreements that are different from those associated with ordinary portfolio securities transactions, due to the fact they could be considered illiquid. Although the Trust will not enter into any swap agreement unless Rydex Investments believes that the other party to the transaction is creditworthy, the Funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of the agreement counterparty.

There are several risks associated with credit default swaps. Credit default swaps involve the exchange of a fixed-rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor,” receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. A Fund may enter into credit default swaps in which that

Fund or its counterparty acts as guarantor. By acting as the guarantor of a swap, that Fund assumes the market and credit risk of the underlying instrument, including liquidity and loss of value.

In conjunction with the use of short sales, options, futures, options on futures, and swap agreements, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes, or the repurchase agreements allocated to each Fund.

The risks inherent in the use of short sales, options, futures contracts, options on futures contracts, structured notes, and swap agreements, include i) adverse changes in the value of such instruments; ii) imperfect correlation between the price of the instruments and movements in the price of the underlying securities, indices, or futures contracts; iii) the possible absence of a liquid secondary market for any particular instrument at any time; and iv) the potential of counterparty default.

The Trust has established strict counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better.

3.

Call Options Written

As of June 30, 2008, S&P 500 Index mini futures contracts, and shares of Anheuser-Busch Companies, Inc. and Bois D' Arc Energy,

Inc. were held as cover for call options written in the Absolute Return Strategies Fund, and S&P 500 Index mini futures contracts were held as cover for call options written in the Hedged Equity Fund.

Transactions in options written during the period ended June 30, 2008, were as follows:

Absolute Return Strategies Fund

Hedged Equity Fund

Number of

Premiums

Number of

Premiums

Contracts

Received

Contracts

Received

Options outstanding at December 31, 2007

—

$

—

—

$

—

Options written

97

1,471,078

31

618,680

Options terminated in closing purchase transactions

(46)

(975,995)

(24)

(490,957)

Options expired

(12)

(218,954)

—

—

Options exercised

—

—

—

—

Options outstanding at June 30, 2008

39

$

276,129

7

$127,723

4.

Fees And Other Transactions With Affiliates

Under the terms of an investment advisory contract, the Trust pays Rydex Investments investment advisory fees calculated at an annualized rate of 0.85% of the average daily net assets of the Real Estate Fund; 0.90% of the average daily net assets of the

Sector Rotation Fund, International Rotation Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy

Fund; and 1.15% of the average daily net assets of the Absolute Return Strategies Fund and Hedged Equity Fund. The Alternative

Strategies Allocation Fund does not pay Rydex Investments a management fee.

Also under the terms of the investment advisory contract, the Trustees voted to implement a performance adjustment for the

Multi-Cap Core Equity Fund. The Trust pays Rydex Investments investment advisory fees calculated at a basic annual fee rate of

0.70% of the average daily net assets of this Fund, adding or subtracting a performance rate up to 0.20%. The basic annual fee rate, along with the performance adjustment allows the total fee to increase to a maximum of 0.90% or decrease to a minimum of

0.50%, depending on the investment performance of the Fund relative to the Russell 3000® Index (the “Index”). The performance comparison will be made for a rolling 12-month period, with performance adjustments made at the end of each month. Because

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

55

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the performance adjustment is applied relative to the

printing and mailing, etc., on a pass-through basis. Such

performance of the Index, Rydex Investments could receive

expenses vary from Fund to Fund and are allocated to the

a positive performance adjustment even during periods

Funds based on relative net assets. Any of these expenses

where the Fund’s performance is negative. At June 30, 2008,

allocated to the Absolute Return Strategies Fund,

the effective management fee was 0.50% of the Fund’s

Alternative Strategies Allocation Fund, and Hedged Equity

average daily net assets.

Fund are paid by Rydex Investments, as noted previously.

The investment advisory fee for the Commodities Strategy

Organizational and setup costs for new funds are paid by

Fund is calculated at an annualized rate of 0.75% of the

the Trust.

average daily net assets of the Fund. Rydex Investments

The Trust has adopted a Distribution Services Plan for which has contractually agreed to waive its 0.75% investment

the Distributor and other firms that provide shareholder

advisory fee to the extent necessary to limit the ordinary

services (“Service Providers”) may receive compensation.

operating expenses of the Commodities Strategy Fund

The Trust will pay fees to the Distributor at an annual rate

(but excluding interest expenses, brokerage commissions

not to exceed 0.25% of average daily net assets. The

and extraordinary expenses) to not more than 1.29% per

Distributor, in turn, will compensate Service Providers for

annum of the average monthly net assets of the Fund (the

providing such services, while retaining a portion of such

“Contractual Fee Waiver”). The Contractual Fee Waiver may

payments to compensate itself for shareholder services it

not be modified or eliminated prior to May 1, 2009, except

performs. Fees related to the Absolute Return Strategies

with the approval of the Board of Trustees. There is no

Fund, Alternative Strategies Allocation Fund, and Hedged

guarantee that the contractual fee waiver will continue

Equity Fund are paid by Rydex Investments, as noted

beyond May 1, 2009.

previously.

As part of its agreement with the Trust, Rydex Investments

Certain officers and trustees of the Trust are also officers of will pay all expenses of the Absolute Return Strategies

Rydex Investments and the Distributor.

Fund, Alternative Strategies Allocation Fund, and Hedged

5.

Federal Income Tax Information

Equity Fund, including the cost of transfer agency, custody,

fund administration, legal, audit and other services, except

The Funds intend to comply with the provisions of

interest expense, taxes (expected to be de minimis),

Subchapter M of the Internal Revenue Code applicable to

brokerage commissions and other expenses connected with

regulated investment companies and will distribute

execution of portfolio transactions, short dividend expenses,

substantially all net investment income and capital gains to and extraordinary expenses. For the period ended June 30,

shareholders. Therefore, no Federal income tax provision

2008, Rydex Investments paid expenses in the amount of

has been recorded.

$26,807 and $10,648, for the Absolute Return Strategies

Effective September 30, 2007, the Funds adopted Financial

Fund and Hedged Equity Fund, respectively.

Accounting Standards Board (FASB) Interpretation No. 48

The Alternative Strategies Allocation Fund indirectly bears

“Accounting for Uncertainty in Income Taxes” (“FIN 48”).

a proportionate share of the total operating expenses

FIN 48 provides guidance for how uncertain tax positions

(including investment management, shareholder servicing,

should be recognized, measured, presented and disclosed

custody, transfer agency, audit and other underlying fund

in the financial statements. FIN 48 requires the evaluation of expenses) of the underlying funds in which the Fund invests.

tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the

Rydex Investments provides transfer agent and

tax positions are “more-likely-than-not” of being sustained

administrative services to the Funds for fees calculated at an by the applicable tax authority. Tax positions not deemed to annualized rate of 0.25% of the average daily net assets of

meet the more-likely-than-not threshold would be recorded

each Fund. Fees related to the Absolute Return Strategies

as a tax benefit or expense in the current year. Management

Fund, Alternative Strategies Allocation Fund, and Hedged

has analyzed the Funds’ tax positions taken on federal

Equity Fund are paid by Rydex Investments, as noted

income tax returns for all open tax years for purposes of

previously.

complying with FIN 48, and has concluded that no provision

Rydex Investments provides accounting services to the Trust

for income tax was required in the Funds’ financial

calculated at an annualized rate of 0.10% on the first $250

statements.

million of the average daily net assets, 0.075% on the next

The Funds file U.S. federal income tax returns and returns in

$250 million of the average daily net assets, 0.05% on the

various foreign jurisdictions in which they invest. While the next $250 million of the average daily net assets, and 0.03%

statute of limitations remains open to examine the Funds’

on the average daily net assets over $750 million of each

U.S. federal income tax returns filed for the fiscal years 2004

Fund. Fees related to the Absolute Return Strategies Fund,

to 2007, no examinations are in progress or anticipated at

Alternative Strategies Allocation Fund, and Hedged Equity

this time.

Fund are paid by Rydex Investments, as noted previously.

Income and capital gain distributions are determined in

Rydex Investments engages external service providers to

accordance with Federal income tax regulations, which may

perform other necessary services for the Trust, such as audit differ from U.S. generally accepted accounting principles.

and accounting related services, legal services, custody,

These differences are primarily due to differing treatments

56

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

for derivatives, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, and excise tax regulations.

Permanent book and tax basis differences, if any, will result in reclassifications. This includes net operating losses not utilized during the current period, and capital loss carryforward expired, and the utilization of earnings and profits distributed to the shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. These reclassifications have no effect on net assets or net asset values per share. Any undistributed ordinary income or long-term capital gain remaining at fiscal year end is distributed in the following year.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

At June 30, 2008, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Tax

Tax

Net

Tax

Unrealized

Unrealized

Unrealized

Fund

Cost

Gain

Loss

Gain (Loss)

Multi-Cap Core Equity Fund

$

2,743,244

$

—

$

(221,980)

$

(221,980)

Sector Rotation Fund

147,784,818

13,057,875

(3,783,400)

9,274,475

Absolute Return Strategies Fund

16,909,865

2,857,085

(1,493,176)

1,363,909

Alternative Strategies Allocation Fund

3,023,377

101,424

(39,542)

61,882

Commodities Strategy Fund

30,871,310

24,001,090

(85,321)

23,915,769

Hedged Equity Fund

4,817,975

734,642

(453,125)

281,517

International Rotation Fund

12,646,439

—

(430,682)

(430,682)

Real Estate Fund

45,190,429

4,010,479

(1,002,811)

3,007,668

Strengthening Dollar 2x Strategy Fund

3,945,526

—

—

—

Weakening Dollar 2x Strategy Fund

13,923,458

—

—

—

6.

Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Fund’s custodian and is evaluated daily to ensure that its market value exceeds by, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

The repurchase agreements executed by the joint account and outstanding as of June 30, 2008, were as follows:

Counterparty

Terms of Agreement

Face Value

Market Value

Repurchase Price

Lehman Brothers Holdings, Inc.

0.25% due 07/01/08

$110,600,205

$110,600,205

$110,600,973

Mizuho Financial Group, Inc.

1.75% due 07/01/08

91,250,000

91,250,000

91,254,436

UBS Financial Services, Inc.

1.74% due 07/01/08

91,250,000

91,250,000

91,254,410

Morgan Stanley

1.70% due 07/01/08

91,250,000

91,250,000

91,254,309

$384,350,205

$384,364,128

As of June 30, 2008, the collateral for the repurchase agreements in the joint account was as follows:

Security Type

Maturity Dates

Range of Rates

Par Value

Market Value

U.S. Treasury Bills

08/14/08 – 12/26/08

—

$195,735,000

$194,134,124

U.S. TIP Notes

07/15/16 – 07/15/17

2.500% – 2.625%

159,613,000

186,218,716

U.S. TIP Bonds

01/15/25

2.375%

9,795,000

11,756,093

$392,108,933

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising its rights to dispose of the collateral securities,

including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert its rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

7.

Fair Value Measurement

On September 15, 2006, the FASB released Statement of Financial Accounting Standard No. 157 (“FAS 157”) Fair Value

Measurement which provided enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

57

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications.

Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds,

credit risk, etc.).

Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Funds' net assets as of June 30, 2008:

Level 1

Level 1

Level 2

Level 2

Level 3

Level 3

Investments

Other Financial

Investments

Other Financial

Investments

Other Financial

Fund

In Securities

Instruments

In Securities

Instruments

In Securities

Instruments

Total

Assets

Multi-Cap Core Equity Fund

$

2,521,264

$

—

$

—

$

—

$

—

$

—

$

2,521,264

Sector Rotation Fund

157,059,293

—

—

—

—

—

157,059,293

Absolute Return Strategies Fund

17,263,187

—

—

71,727

—

—

17,334,914

Alternative Strategies Allocation Fund

3,085,259

—

—

—

—

—

3,085,259

Commodities Strategy Fund

11,933,967

—

—

42,853,112

—

—

54,787,079

Hedged Equity Fund

4,910,281

—

—

—

—

—

4,910,281

International Rotation Fund

12,215,757

—

—

—

—

—

12,215,757

Real Estate Fund

48,198,097

—

—

—

—

—

48,198,097

Strengthening Dollar 2x Strategy Fund

2,945,730

—

999,796

79

—

—

3,945,605

Weakening Dollar 2x Strategy Fund

10,923,866

—

2,999,592

177,159

—

—

14,100,617

Liabilities

Multi-Cap Core Equity Fund

—

3,474

—

—

—

—

3,474

Sector Rotation Fund

—

—

—

—

—

—

—

Absolute Return Strategies Fund

8,881,339

400,275

—

182,890

—

—

9,464,504

Alternative Strategies Allocation Fund

—

—

—

—

—

—

—

Commodities Strategy Fund

—

—

—

—

—

—

—

Hedged Equity Fund

2,967,687

210,845

—

101,463

—

—

3,279,995

International Rotation Fund

—

—

—

322,935

—

—

322,935

Real Estate Fund

—

—

—

—

—

—

—

Strengthening Dollar 2x Strategy Fund

—

—

—

27,327

—

—

27,327

Weakening Dollar 2x Strategy Fund

—

—

—

33,553

—

—

33,553

8.

Securities Transactions

During the period ended June 30, 2008, the cost of purchases and proceeds from sales of investment securities, excluding short-

term and temporary cash investments, were:

Absolute

Alternative

Multi-Cap

Sector

Return

Strategies

Commodities

Core Equity

Rotation

Strategies

Allocation

Strategy

Fund

Fund

Fund

Fund

Fund

Purchases

$

8,535,823

$217,044,655

$86,679,334

$3,135,985

$58,698,311

Sales

$11,765,724

$205,727,429

$90,377,242

$

352,871

$48,759,841

Strengthening

Weakening

Hedged

International

Dollar

Dollar

Equity

Rotation

Real Estate

2x Strategy

2x Strategy

Fund

Fund

Fund

Fund

Fund

Purchases

$24,795,015

$4,995,075

$45,842,588

$

—

$

—

Sales

$25,127,459

$

963,249

$41,903,532

$

—

$

—

58

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

9.

Share Transactions

The Trust is authorized to issue an unlimited number of shares (no par value). Transactions in shares for the periods presented were:

Purchased through

Net Shares

Shares Purchased

Dividend Reinvestment

Shares Redeemed

Purchased (Redeemed)

Period Ended

Year Ended

Period Ended

Year Ended

Period Ended

Year Ended

Period Ended

Year Ended

June 30,

December 31,

June 30,

December 31,

June 30,

December 31,

June 30,

December 31,

2008†

2007

2008†

2007

2008†

2007

2008†

2007

Multi-Cap Core Equity Fund

214,486

593,772

—

26,962

(355,376)

(658,918)

(140,890)

(38,184)

Sector Rotation Fund

3,271,742

5,545,419

—

594,757

(2,805,188)

(4,156,364)

466,554

1,983,812

Absolute Return Strategies Fund

642,878

2,178,075

—

56,017

(317,818)

(1,883,864)

325,060

350,228

Alternative Strategies Allocation Fund*

156,852

—

—

—

(37,153)

—

119,699

—

Commodities Strategy Fund

3,088,481

2,868,931

—

—

(1,996,772)

(2,151,804)

1,091,709

717,127

Hedged Equity Fund

193,085

1,166,016

—

24,651

(245,621)

(1,285,651)

(52,536)

(94,984)

International Rotation Fund**

836,011

—

—

—

(289,940)

—

546,071

—

Real Estate Fund

1,427,252

2,845,450

—

135,036

(1,332,765)

(3,711,330)

94,487

(730,844)

Strengthening Dollar 2x Strategy Fund

1,693,597

1,926,266

—

—

(1,592,385)

(1,862,970)

101,212

63,296

Weakening Dollar 2x Strategy Fund

1,128,594

1,565,858

—

65,042

(1,057,846)

(1,561,649)

70,748

69,251

* Since the inception date: May 1, 2008.

** Since the inception date: March 27, 2008.

† Unaudited.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (concluded)

10.

Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the statement of operations is shown net of rebates paid to borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Fund acts as the lender, U.S. Bank acts as the agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 100% of the value of the securities on loan,

which is initially held in a segregated account at U.S. Bank. Under the terms of the Funds’ securities lending agreement with U.S.

Bank, cash collateral may be invested by U.S. Bank in certain high quality, liquid investments. At June 30, 2008, the cash collateral investments consisted of a money market mutual fund. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund the next business day. Although the collateral mitigates risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand.

The following represents a breakdown of the collateral:

MUTUAL FUND

Issuer

Shares

Market Value

Mount Vernon Securities Lending Trust

47,521,758

$47,521,758

Total Mutual Fund

$47,521,758

At June 30, 2008 the following Funds participated in securities lending and received cash collateral:

Cash Collateral

Value of Securities Loaned

Multi-Cap Core Equity Fund

$

103,563

$

97,767

Sector Rotation Fund

29,682,717

29,015,917

Absolute Return Strategies Fund

2,612,419

2,524,498

Commodities Strategy Fund

426,118

414,552

Hedged Equity Fund

770,164

753,886

Real Estate Fund

13,926,777

13,404,048

11.

New Accounting Pronouncements

In March 2008, the FASB issued FAS 161, “Disclosures about Derivative Instruments and Hedging Activities.” The new

requirement is intended to improve disclosures around an entity’s derivatives activity and help investors understand how entities use derivatives, how they are accounted for and how they affect the financial position and operations of that entity. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008.

60

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the

Funds’ portfolios is available, without charge and upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended

June 30 is available without charge, upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Proxy Results

At a special meeting of shareholders held on October 4, 2007, the shareholders of the Funds voted on whether to approve a new investment advisory agreement between Rydex Variable Trust and Padco Advisors II, Inc. A description of the number of shares voted is as follows:

Shares

Shares

Shares

Fund

For

Against

Abstained

Multi-Cap Core Equity Fund

249,201

1,655

1,901

Sector Rotation Fund

5,881,669

230,713

161,114

Absolute Return Strategies Fund

1,552,962

23,817

58,836

Commodities Strategy Fund

1,164,945

3,498

13,011

Hedged Equity Fund

714,805

3,526

33,427

Real Estate Fund

733,612

6,733

13,584

Strengthening Dollar 2x Strategy Fund

134,377

5,598

—

Weakening Dollar 2x Strategy Fund

332,667

5,034

10,481

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form

N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the

SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1-800-820-0888.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

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61

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees all Rydex Investments, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and

Officers, and can be obtained without charge by calling 1-800-820-0888.

All Trustees and Officers may be reached c/o Rydex Investments, 9601 Blackwell Rd., Suite 500, Rockville, MD 20850.

TRUSTEES AND OFFICERS

Length of Service

Name, Position and

As Trustee

Number of

Year of Birth

(Year Began)

Funds Overseen

–––––––––––––––––––––––––

––––––––––––––––––––––––––––––––

––––––––––——––––––

Carl G. Verboncoeur*

Rydex Series Funds – 2004

158

Trustee, President (1952)

Rydex Variable Trust – 2004

Rydex Dynamic Funds – 2004

Rydex ETF Trust – 2004

Principal Occupations During Past Five Years: Treasurer of Rydex Specialized Products, LLC (2005 to present) Chief Executive

Officer of Rydex Specialized Products, LLC (2005 to 2008); Chief Executive Officer of Rydex Investments and Rydex Distributors,

Inc. (2003 to present); Executive Vice President of Rydex Investments (2000 to 2003)

Michael P. Byrum*

Rydex Series Funds – 2005

150

Trustee, Vice President

Rydex Variable Trust – 2005

(1970)

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Chief Investment Officer of Rydex Investments (2003 to present); Secretary of

Rydex Specialized Products, LLC (2005 to 2008); Vice President of Rydex Series Funds (1997 to present); Vice President of Rydex

Variable Trust (1998 to present); Vice President of Rydex Dynamic Funds (1999 to present); Vice President of Rydex ETF Trust

(2002 to present); President and Trustee of Rydex Capital Partners SPhinX Fund (2003 to 2006); President of Rydex Investments

(2004 to present); Chief Operating Officer of Rydex Investments and Rydex Distributors, Inc. (2003 to 2004)

INDEPENDENT TRUSTEES

Length of Service

Name, Position and

As Trustee

Number of

Year of Birth

(Year Began)

Funds Overseen

–––––––––––––––––––––––––

––––––––––––––––––––––––––––––––

––––––––––——––––––

John O. Demaret

Rydex Series Funds – 1997

150

Trustee, Chairman of the

Rydex Variable Trust – 1998

Board (1940)

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired

Corey A. Colehour

Rydex Series Funds – 1993

150

Trustee (1945)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired (2006 to present); Owner and President of Schield Management

Company, registered investment adviser (2005 to 2006); Senior Vice President of Marketing and Co-Owner of Schield

Management Company, registered investment adviser (1985 to 2005)

J. Kenneth Dalton

Rydex Series Funds – 1995

150

Trustee (1941)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Mortgage Banking Consultant and Investor, The Dalton Group

Werner E. Keller

Rydex Series Funds – 2005

150

Trustee (1940)

Rydex Variable Trust – 2005

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Retired (2001 to present); Chairman, Centurion Capital Management (1991 to 2001)

62

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

Length of Service

Name, Position and

As Trustee

Number of

Year of Birth

(Year Began)

Funds Overseen

–––––––––––––––––––––––––

––––––––––––––––––––––––––––––––

––––––––––——––––––

Thomas F. Lydon, Jr.

Rydex Series Funds – 2005

150

Trustee (1960)

Rydex Variable Trust – 2005

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: President, Global Trends Investments

Patrick T. McCarville

Rydex Series Funds – 1997

150

Trustee (1942)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Founder and Chief Executive Officer, Par Industries, Inc.

Roger Somers

Rydex Series Funds – 1993

150

Trustee (1944)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Owner, Arrow Limousine

EXECUTIVE OFFICERS

Name, Position and

Principal Occupations

Year of Birth

During Past Five Years

––––––––––––––––––––––

–––––––––––––––––––––

Nick Bonos*

Chief Financial Officer of Rydex Specialized Products, LLC (2005 to

Vice President and Treasurer (1963)

present); Vice President and Treasurer of Rydex Series Funds,

Rydex Variable Trust, Rydex Dynamic Funds, and Rydex ETF Trust

(2003 to present); Senior Vice President of Rydex Investments

(2003 to present); Vice President and Treasurer of Rydex Capital

Partners SPhinX Fund (2003 to 2006);

Joanna M. Haigney*

Chief Compliance Officer of Rydex Series Funds, Rydex Variable

Chief Compliance Officer and Secretary (1966)

Trust, and Rydex Dynamic Funds (2004 to present); Secretary of

Rydex Series Funds, Rydex Variable Trust, and Rydex Dynamic

Funds (2000 to present); Secretary of Rydex ETF Trust (2002 to present); Vice President of Compliance of Rydex Investments

(2000 to present); Secretaryof Rydex Capital Partners SPhinX

Fund (2003 to 2006)

Joseph Arruda*

Assistant Treasurer of Rydex Series Funds, Rydex Variable Trust,

Assistant Treasurer (1966)

Rydex Dynamic Funds, Rydex ETF Trust (2006 to present); Senior

Vice President of Rydex Investments (2008 to present) Vice

President of Rydex Investments (2004 to 2008); Director of

Accounting of Rydex Investments (2003 to 2004)

Paula Billos*

Controller of Rydex Series Funds, Rydex Variable Trust, Rydex

Controller (1974)

Dynamic Funds, Rydex ETF Trust (2006 to present); Director of

Fund Administration of Rydex Investments (2001 to present)

*Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with Rydex Investments.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

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63

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9601 Blackwell Road, Suite 500

Rockville, MD 20850

www.rydexinvestments.com

800.820.0888

RVAALTS-SEMI-3-0608x1208